Strictly Confidential Subject to CA / NDA DIP Overview Materials September 2020

Strictly Confidential DISCLAIMERS Subject to CA / NDA THIS DOCUMENT HAS BEEN PREPARED BY HERTZ AND IS FOR INFORMATION PURPOSES ONLY. BY ACCEPTING THIS DOCUMENT, YOU HEREBY ACKNOWLEDGE THAT (A) THE INFORMATION CONTAINED HEREIN (THE "CONFIDENTIAL INFORMATION") MAY CONTAIN NON-PUBLIC INFORMATION RELATING TO THE HERTZ CORPORATION (“HERTZ”), HERTZ GLOBAL HOLDINGS, INC. (“HGH" OR "HERTZ GLOBAL”), THE ULTIMATE PARENT COMPANY OF HERTZ, AND THEIR AFFILIATES (COLLECTIVELY, THE "COMPANIES"); AND (B) THE CONFIDENTIAL INFORMATION IS PROVIDED AS OF THE DATE OF THIS PRESENTATION, AND NONE OF THE PARTIES DISCLOSING SUCH INFORMATION HAS ANY DUTY TO UPDATE SUCH CONFIDENTIAL INFORMATION AT ANY TIME. YOU ALSO AGREE THAT (A) THE CONFIDENTIAL INFORMATION IS SUBJECT TO CA/NDA; (B) YOU WILL NOT DISCLOSE, FORWARD, RELEASE OR DISTRIBUTE THE CONFIDENTIAL INFORMATION TO ANY THIRD PARTY OTHER THAN YOUR REPRESENTATIVES WHO HAVE A NEED TO KNOW SUCH CONFIDENTIAL INFORMATION, WHO HAVE BEEN INFORMED OF THE CONFIDENTIAL NATURE OF SUCH CONFIDENTIAL INFORMATION AND WHO ARE LEGALLY BOUND TO OBSERVE THE CONFIDENTIALITY PROVISIONS DESCRIBED HEREIN; (C) YOU WILL NOT RELY ON THE CONFIDENTIAL INFORMATION; (D) UNDER NO CIRCUMSTANCES WILL THIS CONFIDENTIAL INFORMATION CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO INVEST IN ANY TRANSACTION, PURCHASE ANY SECURITIES OR FORM THE BASIS OF ANY CONTRACT OR COMMITMENT WHATSOEVER AND (E) YOU WILL NOT ENGAGE IN ANY TRANSACTION INVOLVING ANY SECURITIES OF THE COMPANIES WHILE IN POSSESSION OF ANY NON-PUBLIC INFORMATION AS A RESULT OF YOUR RECEIPT OF THE CONFIDENTIAL INFORMATION UNLESS AND UNTIL SUCH NON-PUBLIC INFORMATION IS MADE PUBLIC. FURTHER, YOU WILL BE RESPONSIBLE AND HELD LIABLE FOR ANY BREACH OF THESE PROVISIONS, INCLUDING, WITHOUT LIMITATION, ANY BREACH BY ANY OF YOUR REPRESENTATIVES. THE INFORMATION CONTAINED HEREIN MAY BE SUPERSEDED IN ITS ENTIRETY BY FURTHER UPDATED MATERIALS AND/OR ONE OR MORE OFFERING CIRCULARS (THE "OFFERING CIRCULARS"), WHICH WILL BE PREPARED BY HERTZ. THE FUTURE PERFORMANCE OF HERTZ MAY DIFFER SIGNIFICANTLY FROM THE PAST PERFORMANCE OF HERTZ. THE COMPANIES MAKE NO REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN. THE INFORMATION PROVIDED MAY NOT REFLECT ALL INFORMATION KNOWN TO PROFESSIONALS IN EVERY BUSINESS AREA OF THE COMPANIES. CERTAIN DATA SET FORTH HEREIN HAS BEEN PROVIDED BY HERTZ BASED ON DATA OBTAINED FROM THIRD PARTIES. NEITHER HERTZ NOR ANY OF ITS AFFILIATES HAVE INDEPENDENTLY VERIFIED THE ACCURACY OF SUCH DATA. THIS INFORMATION IS NOT INTENDED TO PROVIDE AND SHOULD NOT BE RELIED UPON FOR ACCOUNTING, LEGAL OR TAX ADVICE OR INVESTMENT RECOMMENDATIONS. YOU SHOULD CONSULT YOUR OWN COUNSEL, TAX, ACCOUNTANT, REGULATORY AND OTHER ADVISORS AS TO THE LEGAL, TAX, ACCOUNTING, REGULATORY, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF ANY NOTES THAT MAY BE OFFERED. INFORMATION REGARDING THE COMPANIES HAS BEEN PROVIDED BY THE COMPANIES, AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY ANY OTHER PERSON OR ITS AFFILIATES. THIS INFORMATION WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS. 1

Strictly Confidential DISCLAIMERS (CONT’D) Subject to CA / NDA Hertz Global Overview Hertz Global Holdings, Inc. is the top-level holding company of The Hertz Corporation. The Companies operate their vehicle rental business globally, primarily through the Hertz, Dollar and Thrifty brands, and operates its fleet leasing and management business through its Donlen subsidiary. Hertz Global has three reportable segments as follows: U.S. RAC - Rental of vehicles, as well as sales of value-added services, in the United States; International RAC - Rental and leasing of vehicles, as well as sales of value-added services, internationally; and All Other Operations - Primarily comprised of our Donlen business, which provides vehicle leasing and fleet management solutions in the United States and Canada. In addition to the above reportable segments, Hertz Global has corporate operations. Amounts shown in this presentation, unless otherwise indicated, are for The Hertz Corporation. Non-GAAP Measures Adjusted Corporate EBITDA, Net Non-vehicle Debt, and Net First Lien Non-vehicle Debt are not a recognized measurement under generally accepted accounting principles in the United States (“GAAP”). When evaluating the Company's operating performance, investors should not consider Adjusted Corporate EBITDA in isolation of, or as a substitute for, measures of the Company's financial performance as determined in accordance with GAAP, such as net income (loss) or income (loss) before income taxes. Management uses Adjusted Corporate EBITDA as an operating performance metric for internal monitoring and planning purposes, including the preparation of the Company's annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions, profitability and performance trends. Further, Adjusted Corporate EBITDA enables management and investors to isolate the effects on profitability of operating metrics most meaningful to the business of renting and leasing vehicles. It also allows management to assess the performance of the entire business on the same basis as its reportable segments. Adjusted Corporate EBITDA is also utilized in the determination of certain executive compensation. Adjusted Corporate EBITDA is calculated as net income or loss attributable to Hertz as adjusted to eliminate the impact of GAAP income tax, non-vehicle depreciation and amortization, net non-vehicle debt interest, vehicle debt-related charges and losses, restructuring and restructuring related charges, goodwill, intangible and tangible asset impairments and write-downs, information technology and finance transformation costs and certain other miscellaneous items. Adjusted Corporate EBITDA is a non-GAAP measure. Net Non-vehicle Debt is calculated as non-vehicle debt as reported on our balance sheet, excluding the impact of unamortized debt issue costs, discounts and premiums associated with non-vehicle debt, less cash and cash equivalents. Non-vehicle debt consists of our Senior Term Loan, Senior RCF, Letter of Credit Facility, Existing Senior Notes, Senior Secured Second Priority Notes, Promissory Notes and certain other non-vehicle indebtedness of our domestic and foreign subsidiaries. Net First Lien Non-vehicle Debt consists of debt secured by a first priority lien in the collateral. Net Non-vehicle Debt and Net First Lien Non-Vehicle Debt is important to management and investors as it helps measure our net corporate leverage. Net Non-vehicle Debt and Net First Lien Non-vehicle Debt also assists in the evaluation of our ability to service our non-vehicle debt without reference to the expense associated with the vehicle debt, which is collateralized by assets not available to lenders under the non-vehicle debt facilities. The following information constitutes forward-looking statements. Actual results of operations may differ materially from the information contained in these forward- looking statements based on a number of factors, including, without limitation, those set forth under “Forward-Looking Statements.” 2

Strictly Confidential DISCLAIMERS (CONT’D) Subject to CA / NDA Forward-Looking Statements Certain statements contained in this presentation, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative. Important factors that could affect the Company’s actual results and cause them to differ materially from those expressed in forward-looking statements include, among others, those that may be disclosed, revised or supplemented from time to time in subsequent reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission ("SEC"). Among other items, such factors could include: our ability to navigate the Chapter 11 process, including obtaining Bankruptcy Court approval for certain requirements, complying with and operating under the requirements and constraints of the Bankruptcy Code, negotiating and consummating a Chapter 11 plan, developing, funding and executing our business plan and continuing as a going concern; our ability to maintain a listing of our common stock on the New York Stock Exchange; the value of our common stock due to the Chapter 11 process; levels of travel demand, particularly with respect to business and leisure travel in the United States and in global markets; the length and severity of the COVID-19 pandemic and the impact on our vehicle rental business as a result of travel restrictions and business closures or disruptions; the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic factors; general economic uncertainty and the pace of economic recovery, including in key global markets, when the COVID-19 pandemic subsides; our ability to successfully restructure our substantial indebtedness or raise additional capital; our post- bankruptcy capital structure; our ability to maintain an effective employee retention and talent management strategy and resulting changes in personnel and employee relations; the recoverability of our goodwill and indefinite-lived intangible assets when performing impairment analysis; our ability to dispose of vehicles in the used-vehicle market, use the proceeds of such sales to acquire new vehicles and to reduce exposure to residual risk; actions creditors may take with respect to the vehicles used in the rental car operations; significant changes in the competitive environment and the effect of competition in our markets on rental volume and pricing, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in our rental operations accordingly; increased vehicle costs due to declining value of our non-program vehicles; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning vehicles and to refinance our existing indebtedness; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, the fact that substantially all of our consolidated assets secure certain of our outstanding indebtedness and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our senior credit facilities and letter of credit facilities, our outstanding unsecured senior notes, our outstanding senior second priority secured notes and certain asset-backed and asset-based arrangements; our ability to access financial markets, including the financing of our vehicle fleet through the issuance of asset-backed securities; fluctuations in interest rates, foreign currency exchange rates and commodity prices; our ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); our ability to prevent the misuse or theft of information we possess, including as a result of cyber security breaches and other security threats; our ability to adequately respond to changes in technology, customer demands and market competition; our ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles we purchase; our recognition of previously deferred tax gains on the disposition of revenue earning vehicles; financial instability of the manufacturers of our vehicles, which could impact their ability to fulfill obligations under repurchase or guaranteed depreciation programs; an increase in our vehicle costs or disruption to our rental activity, particularly during our peak periods, due to safety recalls by the manufacturers of our vehicles; our ability to execute a business continuity plan; our access to third-party distribution channels and related prices, commission structures and transaction volumes; our ability to retain customer loyalty and market share; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws, our ability to repatriate cash from non-U.S. affiliates without adverse tax consequences, our exposure to fluctuations in foreign currency exchange rates and our ability to effectively manage our international operations after the United Kingdom's withdrawal from the European Union; a major disruption in our communication or centralized information networks; a failure to maintain, upgrade and consolidate our information technology systems; costs and risks associated with litigation and investigations or any failure or inability to comply with laws and regulations or any changes in the legal and regulatory environment, including laws and regulations relating to environmental matters and consumer privacy and data security; our ability to maintain our network of leases and vehicle rental concessions at airports in the U.S. and internationally; our ability to maintain favorable brand recognition and a coordinated branding and portfolio strategy; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations, where such actions may affect our operations, the cost thereof or applicable tax rates; risks relating to our deferred tax assets, including the risk of an "ownership change" under the Internal Revenue Code of 1986, as amended; our exposure to uninsured claims in excess of historical levels; risks relating to our participation in multiemployer pension plans; shortages of fuel and increases or volatility in fuel costs; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, and which could have an effect on operating results. Additional information concerning these and other factors can be found in the Company's filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise. 3

Strictly Confidential TABLE OF CONTENTS Subject to CA / NDA Executive Summary 5 Recent Performance 17 Business Highlights 23 Scenario Overview 33 Appendix 43 4

Strictly Confidential Subject to CA / NDA Executive Summary

Strictly Confidential INTRODUCTION Subject to CA / NDA Summary . As a result of COVID-19, The Hertz Corporation (“THC” and together with its direct and indirect subsidiaries, the “Company” or “Hertz”) filed Chapter 11 cases on May 22, 2020 (the “Petition Date”), and is utilizing the “breathing room” Chapter 11 provides to keep its business intact, continue to assess the likely state of the market upon emergence, and develop a business plan and capital structure that is sustainable in the new reality . Hertz has implemented significant cost-cutting measures in response to COVID-19 that are expected to generate approximately $1.5bn in year-over-year annualized savings in the U.S. ($2.0bn globally) – The Company cut operational costs by shrinking its fleet, implementing a global hiring freeze and reducing headcount, deferring non-critical investments, and renegotiating key contracts and commitments with select suppliers – The Company held back MAG/rent payments, sought financial relief from airports and Hertz Local Edition (“HLE”) locations, and negotiated abatements and deferrals with landlords . Following an extended negotiation with the ABS lender group regarding the Company’s vehicle lease payments and proposed defleeting strategy, the Company reached an interim settlement agreement on July 21, 2020 that will last through the end of 2020 – key terms include: – $650mm in base lease payments through the end of the year in six equal monthly installments – Accrual of superpriority administrative claims, rather than cash payment, on casualty vehicle claims – Reduction of fleet size to 310,000 vehicles (or less) by end of year • The Company has the flexibility to reduce fleet below 310,000 vehicles or lease/purchase up to 40K vehicles if needed . Although Hertz entered Chapter 11 with substantial unencumbered cash, the Company must now raise debtor-in- possession (“DIP”) financing to fund general corporate operations as well as provide incremental equity to purchase new vehicles through the end of 2021 - all with the goal of emerging from Chapter 11 with a right-sized fleet and a leaner / more efficient balance sheet 6

GLOBAL CAR RENTAL COMPANY WITH 100 YEARS OF QUALITY SERVICE

Strictly Confidential
Subject to CA / NDA

Overview

- Hertz operates a vehicle rental business globally, primarily through the Hertz, Dollar, and Thrifty brands
- Hertz is one of the largest worldwide vehicle rental companies with a globally recognized 'Hertz' brand
- As of the Petition Date, the Company had approximately 12,400 corporate and franchisee locations in North America, Europe, Latin America, Africa, Asia, Australia, the Caribbean, the Middle East, and New Zealand
- Hertz has an extensive network of airport and off airport rental locations in the U.S. and all major European markets
- The Company also provides integrated vehicle leasing and fleet management solutions through its Donlen subsidiary

Summary Historical Performance

Revenue



($ in Billions)
$8.80
$9.50
$9.78
$8.81
FY17
FY18
FY19
LTM Q2'20

Adj. Corporate EBITDA



($ in Millions)
$267
$433
$649
($263)
FY17
FY18
FY19
LTM Q2'20

Margin %	3.0%	4.6%	6.6%	NM

Key Business Segments

Segment	Description
U.S. RAC	▪ Vehicle rentals and sales of value-added services in the U.S. ▪ Maintains a network of company-operated rental locations in the U.S. ▪ Franchisees and partners operate rental locations under Hertz's brands throughout the U.S.
International RAC	▪ Vehicle rentals and sales of value-added services internationally ▪ Maintains a network of company-operated locations internationally, a majority of which are in Europe ▪ Franchisees and partners operate rental locations in approximately 160 countries
Donlen / Other Operations	▪ Donlen business provides integrated vehicle leasing and fleet management solutions in the U.S. and Canada ▪ Programs offered include administration of preventive vehicle maintenance, advisory services and fuel and accident management along with other complementary services

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

7

100 YEARS OF INDUSTRY FIRSTS…

Strictly Confidential
Subject to CA / NDA

1918
Walter Jacobs gives shape to car rental business with 12 Model Ts

1923
John D. Hertz enters and forms the HertzDriveUrSelf System

1926
General Motors Co. buys the company

First Hertz credit card rail-drive begins

1932
First airport location opens

Fly/Drive begins

Rent-It-Here, Leave-It-There one-way rentals

1947
Hertz introduces uniforms as "the Hertz look"

1950
Legacy of bold advertising begins

1955
Hertz reaches 1,000 locations worldwide

1958
L.G. Crow opens first Thrifty Rent A Car location in Tulsa, OK

1959
Hertz introduces charge cards

1962
Thrifty Rent A Car System, Inc. is officially formed

1965
Hertz launches Hertz Equipment Rental®

Dollar founded as Dollar A Day Rent A Car in Los Angeles, CA

1967
RCA buys Hertz

1968
Doris & James Cassan open the first Dollar Rent A Car franchise

1969
Thrifty establishes hotline to answer calls from licensees, travel agents and corporate card holders

1970
Worldwide reservation center opens in Oklahoma City

1972
Hertz introduces #1 Club

Thrifty expands locations to Europe

1977
Thrifty expands locations to Australia

1980
Thrifty reaches 500 locations worldwide (including franchise and corporate locations)

1985
UAL, Inc., parent company of United Airlines, later named Allegis Corp., acquires Hertz, Westin & Hilton Hotels

1987
Ford & Hertz Senior Management acquire Hertz from Allegis for $1.3 billion

Thrifty issues initial public offering of common stock

1988
Hertz opens worldwide headquarters in Park Ridge, NJ

1989
Hertz introduces #1 Club Gold

Chrysler Corporation acquires Dollar & Thrifty

1995
Hertz introduces NeverLost®, the first onboard navigational system

1996
Hertz launches Hertz Local Edition®

1997
Dollar Thrifty Automotive Group Inc. (DTG) is formed

2001
Hertz launches Prestige Collection

2011
Hertz Global Holdings, Inc. acquires Donlen Corporation

2012
Hertz Global Holdings, Inc. acquires Dollar Thrifty Automotive Group, Inc.

2013
Dollar expands corporate-owned locations into Europe

2014
Dollar begins operating in Asian markets

2015
Hertz opens new worldwide headquarters in Estero, FL

2016
Hertz introduces Hertz Ultimate Choice®

2018
Hertz introduces Fast Lane powered by CLEAR

2019
Hertz launches refreshed mobile app offering customers a faster and more personalized experience

Dollar launches industry-leading debit card policy

8

RECOGNIZED BROADLY ACROSS THE TRAVEL INDUSTRY

Strictly Confidential
Subject to CA / NDA

- Hertz received more than 150 awards and accolades from industry leaders

Business Traveler Award

Best Car Rental Company in the World

Travel Weekly Readers' Choice Awards

Best Domestic Car Rental Company, Best International Car Rental Company

World Travel Awards

World's Leading Car Rental Rewards Program

Frequent Business Traveler Globerunner Award

Best Car Rental Chain in the World

2019 J D Power Award

No. 1 Overall Ranking for Customer Satisfaction

Global Traveler Award

Named Hertz' Best Car Rental Company' in the 15th GT Tested Reader Survey Awards for 6 consecutive years

Corporate Responsibility Champion Award

Recognized as an organization that demonstrates outstanding achievements & sustained commitment in the workplace and community

FlyerTalk Awards

Hertz Gold Plus Rewards® named Best Rewards Program in the Drive Category for 8 consecutive years

Loyalty 360 Best in Class

Best in Class for Customer Focus and Customer Loyalty

Women's Choice Award

Best overall customer service, best business travel, best loyalty programs, best value for 8 consecutive years

Ethisphere Ethics Leadership Alliance

Hertz joins the Business Ethics Leadership Alliance (BELA) Community

Hertz | dollar CAR RENTAL | Thrifty CAR RENTAL | DONLEN A Hertz Company

9

Strictly Confidential KEY BUSINESS STRENGTHS Subject to CA / NDA Hertz brand is globally recognized and respected – it brings instant credibility to growth areas and new Brand businesses Service Award-winning experience drives repeat business – customers want to rent and partner with Hertz. Excellence People make the difference Over 10,000+ locations (in the U.S., Hertz’s footprint is within 10 miles of 90% of the population), with Distribution capacity to support existing and new business growth Leading end-to-end capabilities in fleet that can flex to capture demand opportunities (from in-fleeting, Fleet to logistics/management, to disposition). Proven value generator in growth areas like Transportation Management Network Companies (“TNC”) model and delivery Data & Built sophisticated analytical capabilities that enhance revenue management, fleet modeling, and Analytics digital marketing. These capabilities are also helping drive additional growth areas Retail Sales Boasts a strong global sales channel with a top 10 position in the domestic used car market by Channel volume, which translates to better economics on car sales compared to auction channels Key strengths are difficult for competitors to replicate and create substantial barriers to entry 10

DIP FINANCING SIZING OVERVIEW

Strictly Confidential
Subject to CA / NDA

Summary

- In light of the difficulty in forecasting long-term operating cash flows given the current market environment, the Company has prepared various operating scenarios to account for uncertainty regarding the projected recovery
- The following scenarios contemplate U.S. RAC and Corporate cash flow through December 2021 and exclude any cash inflow/(outflow) from Rest of World and Donlen in 2021
  1) Lower-for-Longer Scenario: Assumes fleet is lowered to ~250K vehicles by the end of 2020 and demand remains at current observed levels through the end of 2021
  2) 310K Fleet Scenario: Assumes fleet is lowered to ~310K vehicles by the end of 2020 and demand gradually recovers to down ~40% vs. 2019 (compared to down ~48% at the end of 2020)
- Based on the two scenarios, and assuming an advance rate of 80% for a new vehicle financing structure ("HVF III"), the Company will require a DIP of approximately $1.1 billion for the Lower-for-Longer and $1.5 billion for the 310K scenario
  – Includes both corporate operating cash need and equity required to fund new vehicle purchases (excludes fleet debt) through the end of 2021
- Further details backing up scenario analysis can be found on pg. 34

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

11

Strictly Confidential DIP FINANCING SIZING OVERVIEW (CONT’D) Subject to CA / NDA Key Assumptions . U.S. free cash flow represents the August 2020 to December 2021 period and includes negotiated HVF II lease payments for August – December 2020 (and an assumed rate for 20211) and HVF III lease payments at assumed rate2 beginning in January 2021 when the Company is assumed to begin purchasing vehicles again – Assumes the Company has access to a new “HVF III” financing facility beginning in January 2021 to purchase new vehicles – Approximately $200mm of restructuring related costs during the August 2020 to December 2021 period . Assumes Rest of World reflects cash flow need through end of 2020; excludes potential Europe cash need in 2021 assumed to be funded through a 3rd party capital solution . Assumes Donlen has new financing facility in place and does not need to finance additional cars with THC equity – No distribution of cash flow to THC through December 2021 . Illustrative analysis assumes Company is unable to access HVF II fleet equity as an amortization event is continuing with respect to the HVF II ABS Facility 1. 2.0% of ABS collateral 2. 1.67% for risk vehicles and 1.10% for program vehicles 12

Strictly Confidential
Subject to CA / NDA

DIP FINANCING SIZING OVERVIEW **(CONT'D)**

- The below table contemplates the cash flows of the business through the end of 2021

	Lower-for-Longer Scenario	310K Fleet Scenario
Global Liquidity as of July 2020	$1,609	$1,609
(-) U.S. Minimum Cash & Unavailable Cash[1]	(786)	(786)
Available U.S. Liquidity	$823	$823
U.S. Operating Cash Flow Before ABS Lease Payments	$717	$1,402
(-) HVF II & HVF III Lease Payments ex. Vehicle Interest	(1,500)	(1,947)
(+) Change in Cash - Other Operations[2]	(674)	(709)
Illustrative Operational DIP Need	($634)	($431)
Cumulative Required Fleet Equity	(515)	(1,004)
Illustrative Operational DIP + Fleet Need	($1,149)	($1,435)

Note: Assumes new HVF III structure in place by January 2021 with 80% advance rate
1. Includes Bermuda Captive cash balance, Probus/Other Insurance cash balance and other international cash; Unavailable cash includes proceeds received on account of pre--petition contracts, subrogation cash, 5/22 Balance for JPM/Lockbox/Field & Utilities, and 767 leasing. Unavailable cash excludes proceeds from sales of Sidecar vehicles; cash used to pay 1L/2L interest through January 2021; and cash used to pay professional fees for 1L/2L advisors through January 2021
2. Other operations include Donlen, Rest of World and Corporate

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company
13

Strictly Confidential
Subject to CA / NDA

OVERVIEW OF KEY DIP FINANCING TERMS

Summary of Key Terms

Size	▪ $1.1bn – $1.5bn
Use of proceeds	▪ $400mm – $600mm for general corporate purposes (e.g., working capital, lease payments, etc.) ▪ $500mm – $1.0bn for funding equity portion of new vehicle purchases
Draw structure	▪ Delayed draw or revolver structure
Maturity	▪ 12 – 18 months
Structure	▪ First priority liens on unencumbered assets and junior liens on encumbered assets ▪ However, all offers will be considered (e.g., priming, junior, unsecured)

Preliminary Timeline


Week Of
August
September
October
Task
24th
31st
7th
14th
21st
28th
5th
12th+
Prepare / Provide Key Diligence Items
Launch Process/Begin Outreach
Negotiate NDA
Provide Parties with Diligence Materials
Request and Evaluate Indicative Proposals
Negotiate Proposals
Negotiate and Finalize Key Documents (Credit Agreement, Pleadings, etc.)
File Motion with the Court
14-21 Day Notice Period Prior to Hearing
Court Hearing
Interim Approval and Initial Draw

14

ILLUSTRATIVE OVERVIEW OF POTENTIAL UNENCUMBERED ASSET CATEGORIES

Strictly Confidential
Subject to CA / NDA

- The 1L/2L creditors have reserved rights with respect to the scope of their collateral and may contend (or have contended) that the below categories are their collateral

Unencumbered Cash	▪ Cash in deposit accounts and money market funds ▪ Cash proceeds from postpetition rentals ▪ Both amounts of cash proceeds and accounts receivable are subject to legal dispute with 1L/2L lenders. With respect to the amounts held in money market funds, the Company contends that to the extent such cash is subject to the 1L/2L lenders' lien, such lien is avoidable
Sidecar Facility Collateral	▪ Repayment of Sidecar Facility resulted in approximately $50 million of unencumbered residual value (cash in previously segregated Sidecar account and now-unencumbered Sidecar vehicles) – Sidecar Facility repaid in full on August 12
Foreign Equity Interests	▪ In light of recent changes to U.S. tax laws, the unpledged 35% of foreign equity that is encumbered and 100% of foreign equity that is unencumbered could be pledged (subject to ongoing tax diligence) ▪ Examples of unencumbered foreign subsidiaries, the equity of which may be pledged subject to local law analysis and other considerations, are: – Hertz Holdings Netherlands B.V. – Hertz Canadian entities (i.e. HC Vehicles Partnership and DTGC Car Rental, LP) – HIRE Bermuda
Domestic Equity Interests	▪ A portion of equity in HVF Vehicle Financing II and Hertz Fleet Lease Funding, respectively, could potentially be pledged
Domestic Real Property	▪ Properties with fair market value of less than $6 million individually are unencumbered (estimated $80 million of value in the aggregate)
Commercial Tort Claims	▪ Various litigation claims asserted or assertable by the Company
Miscellaneous	▪ Inventory ▪ Leasehold improvements ▪ Leased property could be cumbersome to pledge (subject to required lessor consents)

Note: 1L/2L lenders have reserved rights with respect to the extent of their liens on prepetition collateral, and have silent, junior adequate protection liens on all assets to the extent of any diminution in value of their collateral, if any

15

Strictly Confidential ILLUSTRATIVE OVERVIEW OF Subject to CA / NDA POTENTIAL ENCUMBERED ASSET CATEGORIES . The Debtors, the Official Committee of Unsecured Creditors, and the Ad Hoc Noteholder Group have reserved rights with respect to collateral and may contend (or have contended) that the following categories of collateral are unencumbered . Cash proceeds from prepetition rentals and Donlen fleet management fees Encumbered Cash ― Cash proceeds are subject to legal dispute with by Company, Unsecured Creditors Committee and Unsecured Notes Intellectual Property . Certain trademarks, copyrights, and patents owned by the obligors Vehicle Rental . Airport leases and other concession rights Concession Rights . Includes certain securities owned by the Debtors Investment Property . Amounts held in money market account are subject to legal dispute . Equity in subsidiaries that are pledged under the various collateral agreements may be further encumbered by a Equity Pledges junior lien . Domestic real property Real Property . Foreign real property . Fixtures Miscellaneous . All contracts general intangibles related to the forgoing pre-petition vehicle rentals, and fleet management services 16

Strictly Confidential Subject to CA / NDA Recent Performance

Strictly Confidential
Subject to CA / NDA

CURRENT SITUATION SUMMARY

Commentary

- The Company entered 2020 riding tailwinds from a strong FY2019 performance
  - FY2019 revenue and EBITDA grew at 3% and 50% respectively year-over-year, and were projected to continue this positive momentum into 2020 with initial full year 2020 of revenue and EBITDA projected growth of 5% and 16%, respectively
  - In July 2019, the Company closed an over-subscribed $750mm rights offering
  - Prior to the COVID-19 crisis in the U.S., U.S. RAC revenue was up by ~7% and ~9% YoY in January and February, respectively
- In March 2020, the Company experienced a sudden and dramatic drop in revenue due to the restriction in movement that resulted from the COVID-19 crisis, resulting in a decline in March U.S. RAC revenue of ~37% YoY
- Revenue, and most industry metrics, bottomed in April, with a demonstrated gradual recovery in the proceeding months
- At the same time, used car sales have almost fully recovered from unprecedented declines in April as shown by wholesale auction sales that are now in line with pre-COVID-19 forecasts, and wholesale auction prices now above pre-COVID forecasts, according to JD Power
  - In conjunction with this recovery, the sudden increase in the cost of financing the Company's vehicle fleet is narrowing
- Despite promising data throughout May and June, the reopening of the U.S. economy has seen an accompanying spike in COVID-19 cases throughout a number of key markets (California, Texas, Florida, etc.) raising additional questions around the shape of the recovery curve

U.S. RAC Airport Transaction Days (YoY Change)


5%
4%
(43%)
(86%)
(83%)
(78%)
(74%)
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20

U.S. RAC Off Airport Transaction Days (YoY Change)


0%
(2%)
(20%)
(51%)
(46%)
(35%)
(31%)
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

18

TRAVEL INDUSTRY SHOWING SIGNS OF RECOVERY

Strictly Confidential
Subject to CA / NDA

Commentary

- The hospitality industry was showing increasing momentum going into July, with occupancy rates nearly double the lows seen in early April
  - Occupancy levels were improving domestically by 1-1.5% per week (China is currently seeing monthly gains of 10%)
  - The U.S. recovery was tracking 6-8 weeks behind China as of June
- After seeing improving metrics going into July, the recent resurgence in COVID-19 cases as states have resumed quarantine measures has hit leisure-oriented markets (e.g., Florida) hard and is reflected in a pause in occupancy growth and softening air travel demand
- A return to state quarantine measures resulted in a decline in July airline demand, with initial 3Q20 traffic estimates pegged at 30-45% of 2019 levels, recovering slightly to 50-60% by the end of 2020
  - For 2020, research analysts expect that travel will be mostly U.S. domestic, with close-in leisure bookings outpacing business
  - Pent-up demand ("quarantine exhaustion") and lower fares (non-premium domestic fares ~33% below 2019 levels) should support a gradual pickup in domestic travel (enplanements) during the fall
  - IATA forecasts assumes that 2021 volumes will lag 2019 by 25%-30%, driven by the continued coronavirus presence and macroeconomic effects of depressed GDP and higher unemployment levels
- Longer-term Moody's, IATA, and equity research are all projecting airline passenger volumes to fully recover to 2019 levels by 2023
  - In comparison, it took 3 years to recover from 9/11 and more than 7 years to recover from the global financial crisis of 2008

U.S. Hotel Industry Occupancy Rates Since 2/9/20


64%
64%
53%
23%
21%
26%
30%
35%
39%
42%
46%
46%
48%
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20

Year-Over-Year Change (%) in 7-Day Rolling Net Bookings


20%
0%
(20%)
(40%)
(60%)
(80%)
(100%)
(120%)
Net booking defined as sales minus refunds, for all travel up to 330 days out
(80.2%)
(90.6%)
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Passengers
Revenue

Moody's and IATA Forward Passenger Volumes (% of 2019)


120%
90%
60%
30%
0%
2016A
2017A
2018A
2019A
2020E
2021E
2022E
2023E
IATA Forecast Global RPKs
Moody's Faster Recovery Scenario
Moody's Slower Recovery Scenario
2019 Level

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

Source: Moody's, IATA, Equity Research (BAML, Evercore ISI, J.P. Morgan, Susquehanna)

19

Strictly Confidential U.S RAC BUSINESS GAINING MOMENTUM Subject to CA / NDA Commentary . Every month since the trough in April, revenue has steadily increased with the mix of rentals shifting significantly to off airport locations – Revenue was up ~$50mm from April to May and ~$80mm from May to June . Airport locations have seen slower recovery as passenger travel remains soft as demonstrated by TSA screenings data – Airport Rate Per Day (“RPD”) has been consistently increasing month over month since bottom of demand in April and has largely fully recovered to 2019 levels – TSA screenings remained down ~80% in July but have recovered from low of down 96% in April . Off airport business is seeing a faster recovery due to consumer desire to have access to vehicles for leisure travel and an uptick in insurance replacement business – Off airport RPD has also largely fully recovered to 2019 levels Airport On-Rents Off Airport On-Rents 250,000 10.0% 140,000 0.0% 120,000 (10.0%) 200,000 (10.0%) 99,583 100,000 (20.0%) 150,000 (30.0%) 80,000 (30.1%) (30.0%) 60,000 100,000 (50.0%) (40.0%) 76,948 40,000 50,000 (70.0%) (50.0%) (71.9%) 20,000 0 (90.0%) 0 (60.0%) Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 % YoY Change vs. 2019 Actuals 20

Strictly Confidential
Subject to CA / NDA

STRONG RECOVERY IN USED CAR MARKET

Manheim Used Vehicle Value Index


160
150
140
130
120
Pre-COVID-19
158
Jan-19
Apr-19
Jun-19
Aug-19
Oct-19
Jan-20
Mar-20
May-20
Jul-20

NADA Auction vs Retail (000s)


99 99 100 102 100 99 99 98 97 101 106 108
98 99 100 100 90 86 87 91 96 98 101 102
Auction Prices
Used Retail Prices
1/31 2/9 2/18 2/27 3/7 3/16 3/25 4/3 4/12 4/22 5/1 5/10 5/19 5/28 6/6 6/15 6/24 7/4

Commentary

- Used vehicle prices have risen to their highest level since January 2019 per the Manheim Used Vehicle Value Index
- As a result of the recovery in used car prices, the Company is now operating in a favorable market environment to continue its defleeting strategy
  - While recovery momentum has picked up, the Company still expects longer-term demand (over the next 12-18 months) to be remain below pre-COVID-19 levels, resulting in a smaller target fleet size
- Actual weekly wholesale auction volume began to approach pre-COVID-19 forecast levels at the end of May, ending the month ~6% lower than initial forecasts
  - Demonstration of strong improvement and recovery in used vehicle market
- Wholesale auction sales volume expected to exceed pre-virus expectations as increased supply enters the market due to used car pricing recovery

Source: Bloomberg, JD Power

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

21

STRATEGIC DEFLEETING IN PROCESS

Strictly Confidential
Subject to CA / NDA

- Management is aggressively executing its defleeting strategy in an effort to optimize vehicle utilization based on customer demand
- Hertz expects to sell approximately ~134K risk vehicles through the end of the year and turn back approximately ~12K program vehicles, resulting in a target fleet size of ~310K vehicles by year end 2020
- As a result of the ABS settlement, the Company has the flexibility to hold additional vehicles depending on customer demand through the end of 2020 and sell additional vehicles if customer demand is lower than projected
- 310K Fleet Scenario December 2020 fleet size is sized based on interim ABS settlement
- The Company agreed to sell ~$750mm worth of used vehicles to a third party purchaser in July 2020

U.S. RAC Average Vehicles (310K Fleet Scenario)

(Units in thousands)


503
520
532
526
508
474
413
367
350
335
322
310
75K
17K
18K
13K
12K
12K
Vehicles sales
Actuals
Projections
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

22

Strictly Confidential Subject to CA / NDA Business Highlights

Strictly Confidential A GLOBAL LEADER WITH ICONIC BRANDS Subject to CA / NDA Brand Overview 800K+ ~35M 150+ 250+ Vehicles Rentals / year Countries Partnerships with Commercial Leaders 10K+ $9.8B 65%+ Locations FY2019 Global Revenue Of Fortune 500 companies work with Hertz Financial Overview for FY2019 Revenue by Geography Revenue by Segment Revenue by Location Type Global RAC Fleet Mix 7% 18% 22% 21% 22% 35% 5% 12% 18% 65% 78% 71% 9% 7% 10% GM Fiat Chrysler United States International U.S. RAC Int'l RAC All Other Ops On Airport Off Airport Nissan Kia Toyota Ford Hyundai Other 24

Strictly Confidential HERTZ GLOBAL FOOTPRINT Subject to CA / NDA . Unparalleled brand awareness . Global airport and off-airport network . Allows for easy and reliable experience anywhere . Trusted brand in multiple languages . North America Corporate 90% vs. Franchise 10% . Rest of World Corporate 30% vs. Franchise 70% EU 3,297 Total Locations North America 576 On Airport 4,521 Total Locations 2,721 Off Airport 1,642 On Airport Asia-Pacific 2,879 Off Airport 1,230 Total Locations Middle East 356 On Airport 190 Total Locations 874 Off Airport 36 On Airport Caribbean 154 Off Airport 201 Total Locations 94 On Airport 107 Off Airport Africa 273 Total Locations 92 On Airport Latin America 181 Off Airport 1,070 Total Locations 343 On Airport 727 Off Airport 25

Strictly Confidential MAJOR PLAYER IN THE Subject to CA / NDA CONSOLIDATED RENTAL CAR INDUSTRY Overview U.S. Car Rental Market . U.S. rental car market: highly consolidated with three largest players making up ~95% of the total market Other – ~$32 billion in revenue (~2% YoY CAGR 2018 – 2023) – ~2.4 million fleet size (~5% YoY CAGR 2018 – 2023) 7% . Select macro trends: 16% – Increasing demand for alternative transportation options 57% – Partnerships with ridesharing companies 22% – Personalized service, convenience, and mobile accessibility – Experiential and personalized travel services U.S. Car Rental Sales by Segment ($ in Billions) $31 $32 $28 $29 $26 $27 $24 $10 $10 $9 $9 Business $8 $8 $8 $11 $12 $13 $10 $10 $11 Leisure $9 $7 $8 $8 $8 $9 $9 $9 Insurance Replacement 2013 2014 2015 2016 2017 2018 2019 Source: EuroMonitor, Auto Rental News, Forbes 26

DIVERSIFIED BUSINESS MIX
BY GEOGRAPHY, CUSTOMER & LOCATION TYPE

Strictly Confidential
Subject to CA / NDA

Overview

- Diversified global sales mix with over 4,200 locations in the U.S. and over 8,200 locations internationally across 160 countries
- Extensive U.S. and international network of company-operated locations provides consistency of service, cost control, vehicle utilization, competitive pricing, and ability to offer one-way rentals
- The Company primarily operates through three brands (Hertz, Dollar, and Thrifty), which provide tailored services to a diverse mix of business and leisure clientele
  - Internationally, the Company also operates the Firefly brand for price-conscious leisure travelers

Locations by Type


Airport
Off Airport
1,600
2,600
2,000
6,200
U.S. RAC
International

FY2019 Rental Revenue by Customer Type


U.S. RAC
International
38%
62%
42%
58%
Business
Leisure

FY2019 Rental Revenue by Location


U.S. RAC
International
34%
66%
44%
56%
Airport
Off Airport

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

27

TRACK RECORD OF CONSISTENT REVENUE & EBITDA GROWTH AND PROFITABILITY

Strictly Confidential
Subject to CA / NDA

Revenue (Year over Year % Change)


Pre-COVID-19
1%
4%
8%
7%
7%
10%
2%
5%
3%
4%
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20
(9%)
(67%)


Pre-COVID-19
6%
6%
(34%)
(73%)
(68%)
(61%)
Jan '20 Feb '20 Mar '20 April '20 May '20 June '20

Adjusted Corporate EBITDA[1] (Year over Year % Change)


Pre-COVID-19
70%
46%
163%
9%
132%
94%
124%
12%
11%
NM
NM
4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20

Overview

- Before the onset of the COVID-19 crisis in March 2020, the Company was on track to deliver another consecutive quarter of revenue growth
- The Company ended FY2019 strong by extending its YoY quarterly revenue growth to 10 consecutive quarters
  - U.S. RAC delivered strong volume & pricing
  - Accelerated growth in TNC
  - U.S. retail car sales channel unit growth
  - Investments paying dividends
    - JD Power #1 ranked customer service
    - Revenue management capabilities
    - Brand-building marketing
    - Preferred fleet
- Prior to COVID-19, the Company had also produced Adjusted Corporate EBITDA growth for 9 consecutive quarters
  - Through February YTD 2020, Adjusted Corporate EBITDA was up 2% YoY
  - Ended FY2019 with YoY improvement in DOE and SG&A as a percentage of revenue

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

1. Definitions and reconciliations of non-GAAP measures are provided in the Appendix to this presentation

28

LEADING LARGE COMPANY LEASING BUSINESS THROUGH DONLEN

Strictly Confidential
Subject to CA / NDA

Donlen Overview

- One of the leading fleet lease and fleet management companies; founded in 1965
- Corporate culture built around employee and customer satisfaction
- More than 600 corporate customers spanning a wide variety of industries
- In FY2019, Donlen generated normalized revenue[1] of $753M with 14% EBITDA margins
- Diverse portfolio of approximately 240K units under lease or management as of the end of May 2020
  - Cars, light-duty trucks and vans, medium- and heavy-duty trucks, and equipment

Fleet Management Market

2018 Market Share[2]



Other
9%
DONLEN
A Hertz Company
7%
element
25%
wheels
11%
13%
22%
13%
enterprise

Key Growth Drivers

- ✓ Increasing government safety mandates
- ✓ Expanding green fleet initiatives and environmental regulations
- ✓ Increasing pressure on fleet owners to optimize costs
- ✓ Decreasing hardware and software costs

Solutions Offerings

Core Solutions

- Fleet Funding
- Vehicle Maintenance
- Fuel Management
- DriverPoint® Telematics

Additional Solutions

- Accident Management
- Vehicle Acquisition, Licensing, and Titling
- Fleet Administrative Services
- Remarketing
- Strategic Consulting
- Global Fleet Solutions
- Total Management Solutions
- Truck / Equipment Services

Integrated fleet management offerings from Donlen provide fleet owners with lower cost of ownership, reduced accidents, lower maintenance costs, and improved revenue productivity

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

1. Excludes 2019 TRAC adjustments
2. Based on total funded units

29

TOP 10 USED VEHICLE RETAILER IN THE UNITED STATES

Strictly Confidential
Subject to CA / NDA

Overview

- Top 10 used car company in the United States by volume
- FY2019 vehicles sold: 104K vehicles
- Dynamic hold periods for optimal deletion timing
- Hertz is continuing to increase its Retail and Dealer Direct channels and reduce Auction as a percentage of total sales
  - Retail sales: ~$1,000 net benefit per unit vs. auction sale
  - Dealer direct sales: >$400 net benefit per unit vs. auction sale

Net Benefit per Unit vs. Auction Sale



+$400
+$1,000
Auction
Dealer Direct
Retail and Rent2Buy

Non-Program Vehicle Disposition Channel Mix



FY2014
FY2019
37%
37%
26%
38%
26%
36%
Auction
Retail
Dealer Direct

Auction

- In-Lane and Digital

B2B Dealer Direct

- Online B2B Platform

Retail and Rent2Buy

- 87 locations in the U.S. and 2 in Canada
- Full scope car sales services: Financing, trade-ins, after-market products
- Online R2B platform
- Currently piloting vehicle delivery, similar to Carvana & Vroom

Key Focus Area

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

30

Strictly Confidential INVESTMENTS IN FLEET, SERVICE, BRANDS, Subject to CA / NDA & TECHNOLOGY DRIVE SUSTAINABLE GROWTH Execution Excellence Driving Productivity and Operating Efficiency . Customer Experience Sustaining Top Line Momentum; Executing Growth Initiatives . Leveraging Scale . Disciplined Fleet Management . Investing in Brand, Product, Service . Streamlining Processes . Technology and Innovation . Value-Added Services . Centralizing Maintenance . AI-Enabled Revenue Management . TNC Growth . Optimizing Procurement . Delivery 31

Strictly Confidential KEY INVESTMENT HIGHLIGHTS Subject to CA / NDA  A Global Leader with Iconic Brands  Major Player in the Consolidated Rental Car Industry  Diversified Business Mix by Geography, Customer & Location Type  Leading Large Company Leasing Business Through Donlen  Track Record of Consistent Revenue and EBITDA Growth  Top 10 Used Vehicle Retailer in the United States  Investments in Fleet, Service, Brands, & Technology Drive Sustainable Growth 32

Strictly Confidential Subject to CA / NDA Scenario Overview

Strictly Confidential KEY FORECAST ASSUMPTIONS Subject to CA / NDA . Average fleet of ~257K and ~212K vehicles in December 2020 and December 2021, respectively Lower-for- . RPD of $41.79 in FY 2020, down ~4% relative to 2019; RPD increases to $43.22 in 2021 Longer Scenario . Total transaction days of ~77mm in 2020 and ~66mm in 2021; 2020 down ~50% relative to 2019 . Average fleet of ~310K and ~320K vehicles in December 2020 and December 2021, respectively 310K . RPD of $41.94 in FY 2020, down ~4% relative to 2019; RPD increases to $43.75 in 2021 Fleet Scenario . Total transaction days of ~81mm in 2020 and ~93mm in 2021; 2020 down ~48% relative to 2019 Lower-for-Longer Scenario 310K Fleet Scenario 2020 2021 2020 2021 Revenue ($mm) $3,343 $2,923 $3,559 $4,177 EBITDA ($mm) ($1,131) $21 ($1,008) $263 Financials Average Vehicles 417K 237K 430K 327K Ending Vehicles 250K 211K 304K 317K KPIs Utilization 51% 77% 52% 79% 34

Strictly Confidential Subject to CA / NDA Lower-for-Longer Scenario

Strictly Confidential DIP SIZING ANALYSIS MONTHLY DETAIL: Subject to CA / NDA LOWER-FOR-LONGER SCENARIO FYE 12/31 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Total Total Revenue $259 $208 $239 $218 $230 $199 $201 $241 $239 $243 $263 $302 $285 $239 $249 $227 $235 $4,077 Adj. EBITDA ($81) ($105) ($70) ($73) ($53) ($28) ($21) $0 ($1) ($4) $7 $34 $22 ($1) $7 ($3) $8 ($361) (+) Other Non-cash / Cash Expenses (12) 0 (32) (9) (30) 21 (2) (11) (1) 4 (11) (22) 9 15 (3) 5 (10) (+) GAAP Vehicle Depreciation 97 88 80 74 69 64 62 62 63 64 67 68 67 64 61 58 57 1,167 (-) HVF II ABS Lease Payments ex. Vehicle Interest (108) (108) (108) (108) (108) (96) (87) (78) (69) (63) (58) (53) (48) (42) (38) (32) (26) (1,230) (-) HVF III ABS Lease Payments ex. Vehicle Interest - - - - - - (2) (7) (13) (18) (25) (31) (34) (34) (34) (36) (37) (270) U.S. Free Cash Flow ($105) ($125) ($129) ($116) ($123) ($40) ($50) ($33) ($20) ($17) ($20) ($3) $17 $2 ($7) ($6) ($8) ($783) (+) HVF III Fleet Equity Inflows / (Outflows) - (79) (95) (61) (89) (109) (58) 16 (8) (3) (27) (3) Required Fleet Equity $- $- $- $- $- $- ($79) ($95) ($61) ($89) ($109) ($58) $16 ($8) ($3) ($27) ($3) ($515) Advance Rate 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% Illustrative Required Fleet Debt $- $- $- $- $- $- ($314) ($379) ($246) ($355) ($435) ($231) $63 ($32) ($12) ($110) ($11) ($2,062) Beginning Global Liquidity $1,609 $1,526 $1,343 $1,082 $906 $636 $574 $422 $270 $164 $34 ($121) ($210) ($204) ($235) ($270) ($328) (+) Change in U.S. Free Cash Flow (105) (125) (129) (116) (123) (40) (50) (33) (20) (17) (20) (3) 17 2 (7) (6) (8) (783) (+) Change in Cash - Other Operations1 22 (58) (132) (60) (147) (23) (23) (24) (24) (25) (26) (28) (27) (25) (25) (24) (25) (674) (+) HVF III Fleet Equity Inflows / (Outflows) - (79) (95) (61) (89) (109) (58) 16 (8) (3) (27) (3) (515) Ending Global Liquidity $1,526 $1,343 $1,082 $906 $636 $574 $422 $270 $164 $34 ($121) ($210) ($204) ($235) ($270) ($328) ($363) (-) U.S. Minimum Cash & Unavailable Cash (1,078) (1,051) (952) (905) (786) (786) (786) (786) (786) (786) (786) (786) (786) (786) (786) (786) (786) Avaialble Liquidity $448 $292 $130 $1 ($150) ($212) ($364) ($516) ($622) ($752) ($907) ($995) ($990) ($1,021) ($1,056) ($1,114) ($1,149) Memo - Cumulative Metrics: Global Corporate Free Cash Flow ($83) ($266) ($527) ($703) ($973) ($1,035) ($1,108) ($1,166) ($1,210) ($1,252) ($1,297) ($1,329) ($1,339) ($1,362) ($1,393) ($1,424) ($1,457) Required Fleet Equity $- $- $- $- $- $- $79 $173 $235 $323 $432 $490 $474 $482 $485 $513 $515 Required Fleet Debt $- $- $- $- $- $- $314 $693 $939 $1,294 $1,729 $1,960 $1,898 $1,930 $1,941 $2,051 $2,062 . Scenario reflects operating assumptions sized for a 249K fleet by year end 2020 . Assumes the Company pays $650mm in lease payments through December 2020 for HVF II (including July payment); assumed rent of 2.0% of ABS NBV and casualties beginning January 2021 – HVF II Casualty payments from July 2020 – December 2020 accrued as administrative priority claim to be paid in full prior to emergence . HVF II in amortization with new “HVF III” facility available to purchase new cars beginning in 2021 Note: Assumes cash interest payments are paid by drawing on LC until exhausted. Assumes HVF III facility carries a 80% advance rate and 4.0% interest rate 1. Donlen, Rest of World and Corporate 36

Strictly Confidential MONTHLY P&L 2020 & 2021 – U.S. RAC Subject to CA / NDA Month Ended, Month Ended, FY'19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 FY'20 Key Performance Indicators Average Vehicles 534,879 503,379 520,496 531,866 525,847 508,218 474,160 413,429 361,060 328,831 300,168 277,519 257,554 416,877 Utilization 80% 73% 76% 53% 23% 27% 36% 45% 52% 53% 58% 63% 66% 51% Total Transaction Days 155,858,766 11,342,880 11,470,626 8,750,677 3,585,530 4,287,002 5,091,786 5,726,039 5,790,968 5,180,591 5,420,915 5,219,395 5,287,918 77,154,327 Total RPD (Excl. Retail Car Sales) $43.73 $42.76 $44.12 $40.93 $32.35 $35.89 $44.31 $45.77 $43.16 $38.74 $42.80 $40.42 $42.28 $41.79 Income Statement Total Revenue $6,938 $497 $519 $366 $121 $167 $246 $274 $259 $208 $239 $218 $230 $3,343 Vehicle Depreciation (1,656) (140) (145) (178) (173) (194) (41) (111) (97) (88) (80) (74) (69) (1,391) Vehicle Interest (323) (26) (26) (28) (28) (32) (29) (24) (20) (18) (15) (13) (12) (270) Vehicle Carrying Costs ($1,979) ($166) ($170) ($206) ($201) ($226) ($70) ($135) ($117) ($106) ($96) ($88) ($81) ($1,662) Total DOE ($4,146) ($340) ($336) ($293) ($215) ($160) ($185) ($223) ($238) ($225) ($237) ($228) ($223) ($2,903) DOE as % of Revenue 59.8% 68.5% 64.8% 80.1% 178.2% 95.8% 75.5% 81.6% 91.8% 108.1% 99.0% 104.7% 96.8% 86.8% Total SG&A ($491) ($38) ($42) ($36) ($29) ($19) ($15) ($15) ($12) ($11) ($13) ($13) ($14) ($259) SG&A as % of Revenue 7.1% 7.6% 8.1% 9.9% 24.1% 11.2% 6.2% 5.6% 4.8% 5.5% 5.5% 5.9% 6.3% 7.7% Total Expenses ($6,616) ($544) ($548) ($536) ($446) ($405) ($270) ($373) ($368) ($342) ($346) ($328) ($318) ($4,824) Total Operating Income $322 ($47) ($29) ($170) ($325) ($238) ($25) ($99) ($108) ($134) ($106) ($111) ($88) ($1,481) (+) Other Adjustments 156 13 16 19 62 32 25 19 27 29 37 38 34 350 Adj. EBITDA $478 ($34) ($13) ($151) ($263) ($206) $0 ($81) ($81) ($105) ($70) ($73) ($53) ($1,131) Month Ended, FY'20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 FY'21 Key Performance Indicators Average Vehicles 416,877 240,981 232,173 232,923 236,101 241,271 250,049 256,140 251,481 241,155 229,719 218,522 212,284 236,900 Utilization 51% 65% 74% 78% 78% 77% 80% 78% 78% 75% 79% 81% 80% 77% Total Transaction Days 77,154,327 4,849,377 4,824,488 5,606,343 5,505,842 5,763,327 6,008,209 6,154,999 6,107,255 5,414,020 5,619,266 5,290,152 5,287,918 66,431,195 Total RPD (Excl. Retail Car Sales) $41.79 $40.27 $40.89 $42.19 $42.70 $41.47 $42.92 $48.22 $45.87 $43.29 $43.55 $42.13 $43.72 $43.22 Income Statement Total Revenue $3,343 $199 $201 $241 $239 $243 $263 $302 $285 $239 $249 $227 $235 $2,923 Vehicle Depreciation (1,391) (64) (62) (62) (63) (64) (67) (68) (67) (64) (61) (58) (57) (758) Vehicle Interest (270) (10) (10) (10) (10) (10) (11) (11) (11) (10) (10) (9) (9) (121) Vehicle Carrying Costs ($1,662) ($75) ($72) ($72) ($73) ($75) ($78) ($80) ($78) ($75) ($71) ($67) ($65) ($880) Total DOE ($2,903) ($152) ($150) ($167) ($165) ($171) ($176) ($183) ($181) ($163) ($170) ($162) ($160) ($1,998) DOE as % of Revenue 86.8% 76.6% 74.7% 69.3% 68.7% 70.1% 66.9% 60.6% 63.4% 68.2% 68.1% 71.2% 68.0% 68.3% Total SG&A ($259) ($12) ($12) ($15) ($15) ($15) ($16) ($19) ($18) ($15) ($17) ($12) ($15) ($180) SG&A as % of Revenue 7.7% 6.2% 6.2% 6.1% 6.1% 6.2% 6.1% 6.1% 6.2% 6.2% 6.8% 5.5% 6.2% 6.2% Total Expenses ($4,824) ($239) ($234) ($254) ($252) ($260) ($270) ($281) ($277) ($252) ($257) ($241) ($240) ($3,057) Total Operating Income ($1,481) ($41) ($33) ($13) ($13) ($17) ($7) $21 $9 ($14) ($8) ($14) ($4) ($135) (+) Other Adjustments 350 12 12 13 12 13 14 13 13 13 16 12 13 156 Adj. EBITDA ($1,131) ($28) ($21) $0 ($1) ($4) $7 $34 $22 ($1) $7 ($3) $8 $21 Note: Assumes cash interest payments are paid by drawing on LC until exhausted. Assumes HVF III facility carries a 80% advance rate and 4.0% interest rate 37

Strictly Confidential VEHICLE SUMMARY – U.S. RAC Subject to CA / NDA Month Ended, FYE 12/31 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Vehicle Utilization 45% 52% 53% 58% 63% 66% 65% 74% 78% 78% 77% 80% 78% 78% 75% 79% 81% 80% HVF II Facility Summary Risk Vehicles Beginning Risk Vehicles 422,331 349,430 321,430 293,430 271,430 249,430 232,430 222,378 214,144 205,909 196,661 187,412 178,163 167,224 156,285 145,346 130,707 116,068 (+) Prepaid Deliveries - - - - - - - - - - - - - - - - - - (-) Risk Deletions (72,901) (28,000) (28,000) (22,000) (22,000) (17,000) (10,052) (8,234) (8,234) (9,249) (9,249) (9,249) (10,939) (10,939) (10,939) (14,639) (14,639) (5,000) Ending Risk Vehicles 349,430 321,430 293,430 271,430 249,430 232,430 222,378 214,144 205,909 196,661 187,412 178,163 167,224 156,285 145,346 130,707 116,068 111,068 Program Vehicles Beginning Program Vehicles 28,695 26,402 24,857 17,944 17,532 16,645 16,603 10,550 5,275 - - - - - - - - - (+) Prepaid Deliveries - - - - - - - - - - - - - - - - - - (-) Program Deletions (2,293) (1,545) (6,913) (412) (887) (42) (6,053) (5,275) (5,275) - - - - - - - - - Ending Program Vehicles 26,402 24,857 17,944 17,532 16,645 16,603 10,550 5,275 - - - - - - - - - - HVF II Beginning Vehicles 451,026 375,832 346,287 311,374 288,962 266,075 249,033 232,928 219,419 205,909 196,661 187,412 178,163 167,224 156,285 145,346 130,707 116,068 HVF II Ending Vehicles 375,832 346,287 311,374 288,962 266,075 249,033 232,928 219,419 205,909 196,661 187,412 178,163 167,224 156,285 145,346 130,707 116,068 111,068 HVF II Average Vehicles 413,429 361,060 328,831 300,168 277,519 257,554 240,981 226,173 212,664 201,285 192,036 182,787 172,694 161,755 150,816 138,027 123,387 113,568 HVF III Facility Summary Risk Vehicles Beginning Risk Vehicles - - - - - - - - 7,500 19,500 29,500 41,500 55,800 65,600 65,600 69,325 74,325 79,325 (+) Risk Additions - - - - - - - 7,500 12,000 10,000 12,000 14,300 9,800 - 3,725 5,000 5,000 5,000 (-) Risk Deletions - - - - - - - - - - - - - - - - - - Ending Risk Vehicles - - - - - - - 7,500 19,500 29,500 41,500 55,800 65,600 65,600 69,325 74,325 79,325 84,325 Program Vehicles Beginning Program Vehicles - - - - - - - - 4,500 9,019 11,614 15,856 21,367 24,127 24,127 21,627 18,108 18,512 (+) Program Additions - - - - - - - 4,500 4,519 2,596 4,242 5,511 2,760 - 2,000 1,000 3,000 1,000 (-) Program Deletions - - - - - - - - - - - - - - (4,500) (4,519) (2,596) (4,242) Ending Program Vehicles - - - - - - - 4,500 9,019 11,614 15,856 21,367 24,127 24,127 21,627 18,108 18,512 15,271 HVF III Beginning Vehicles - - - - - - - - 12,000 28,519 41,114 57,356 77,166 89,726 89,726 90,951 92,433 97,837 HVF III Ending Vehicles - - - - - - - 12,000 28,519 41,114 57,356 77,166 89,726 89,726 90,951 92,433 97,837 99,595 HVF III Average Vehicles - - - - - - - 6,000 20,259 34,817 49,235 67,261 83,446 89,726 90,339 91,692 95,135 98,716 Total Average Vehicles 413,429 361,060 328,831 300,168 277,519 257,554 240,981 232,173 232,923 236,101 241,271 250,049 256,140 251,481 241,155 229,719 218,522 212,284 Memo - Vehicle Costs Risk. GrossRisk Capvehicle Cost net cap cost $-of ~$23K$- $- $- $- $- $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 HVF. ProgramII Risk Deletion vehicle Sales Price gross18,903 cap cost14,359 of ~$35K23,409 22,972 22,182 15,100 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 HVF III Risk Deletion Sales Price - - - - - - 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 Program Gross Cap Cost - - - - - - 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 Program Deletion Sales Price 32,893 34,310 35,655 41,581 39,671 52,180 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 38

Strictly Confidential Subject to CA / NDA 310K Fleet Scenario

Strictly Confidential DIP SIZING ANALYSIS MONTHLY DETAIL: Subject to CA / NDA 310K FLEET SCENARIO FYE 12/31 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Total Total Revenue $280 $247 $279 $267 $297 $258 $276 $336 $338 $346 $376 $437 $413 $348 $366 $334 $349 $5,547 Adj. EBITDA ($65) ($80) ($50) ($48) ($17) ($20) ($8) $21 $20 $14 $28 $69 $50 $19 $30 $13 $28 $3 (+) Other Non-cash / Cash Expenses (26) (8) (29) (19) (43) 53 (8) (14) (1) 7 (16) (31) 15 22 (3) 10 (13) (+) GAAP Vehicle Depreciation 99 94 90 86 83 80 80 82 84 88 93 96 95 91 88 86 86 1,502 (-) HVF II ABS Lease Payments ex. Vehicle Interest (108) (108) (108) (108) (108) (121) (109) (96) (83) (75) (68) (62) (56) (49) (43) (39) (35) (1,377) (-) HVF III ABS Lease Payments ex. Vehicle Interest - - - - - (2) (9) (21) (32) (42) (54) (63) (67) (69) (69) (70) (71) (570) U.S. Free Cash Flow ($101) ($103) ($97) ($89) ($85) ($10) ($54) ($28) ($12) ($9) ($17) $9 $37 $14 $4 $1 ($5) ($545) (+) HVF III Fleet Equity Inflows / (Outflows) (83) (164) (217) (77) (242) (114) (92) 11 (18) 30 (29) (10) Required Fleet Equity $- $- $- $- $- ($83) ($164) ($217) ($77) ($242) ($114) ($92) $11 ($18) $30 ($29) ($10) ($1,004) Advance Rate 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% Illustrative Required Fleet Debt $- $- $- $- $- ($333) ($654) ($868) ($310) ($967) ($456) ($367) $44 ($70) $121 ($115) ($39) ($4,014) Beginning Global Liquidity $1,609 $1,530 $1,368 $1,137 $987 $753 $636 $393 $123 $6 ($272) ($431) ($545) ($527) ($558) ($552) ($607) (+) Change in U.S. Free Cash Flow (101) (103) (97) (89) (85) (10) (54) (28) (12) (9) (17) 9 37 14 4 1 (5) (545) (+) Change in Cash - Other Operations1 21 (59) (133) (61) (149) (24) (25) (26) (27) (27) (29) (31) (30) (28) (28) (27) (27) (709) (+) HVF III Fleet Equity Inflows / (Outflows) (83) (164) (217) (77) (242) (114) (92) 11 (18) 30 (29) (10) (1,004) Ending Global Liquidity $1,530 $1,368 $1,137 $987 $753 $636 $393 $123 $6 ($272) ($431) ($545) ($527) ($558) ($552) ($607) ($649) (-) U.S. Minimum Cash & Unavailable Cash (1,078) (1,051) (952) (905) (786) (786) (786) (786) (786) (786) (786) (786) (786) (786) (786) (786) (786) Avaialble Liquidity $452 $317 $185 $82 ($33) ($150) ($392) ($663) ($780) ($1,057) ($1,217) ($1,331) ($1,313) ($1,344) ($1,338) ($1,393) ($1,435) Memo - Cumulative Metrics: Global Corporate Free Cash Flow ($79) ($241) ($472) ($622) ($856) ($890) ($969) ($1,023) ($1,062) ($1,098) ($1,143) ($1,165) ($1,158) ($1,172) ($1,196) ($1,222) ($1,254) Required Fleet Equity $- $- $- $- $- $83 $247 $464 $541 $783 $897 $989 $978 $995 $965 $994 $1,004 Required Fleet Debt $- $- $- $- $- $333 $987 $1,855 $2,165 $3,132 $3,588 $3,955 $3,911 $3,981 $3,861 $3,976 $4,014 . Scenario reflects operating assumptions sized for a 304K fleet by year end 2020 . Assumes the Company pays $650mm in lease payments through December 2020 for HVF II (including July payment); assumed rent of 2.0% of ABS NBV and casualties beginning January 2021 – HVF II Casualty payments from July 2020 – December 2020 accrued as administrative priority claim to be paid in full prior to emergence . HVF II in amortization with new “HVF III” facility available to purchase new cars beginning in 2021 Note: Assumes cash interest payments are paid by drawing on LC until exhausted. Assumes HVF III facility carries a 80% advance rate and 4.0% interest rate 1. Donlen, Rest of World and Corporate 40

Strictly Confidential MONTHLY P&L 2020 & 2021 – U.S. RAC Subject to CA / NDA Month Ended, Month Ended, FY'19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 FY'20 Key Performance Indicators Average Vehicles 534,879 503,379 520,496 531,866 525,847 508,218 474,160 413,429 367,420 349,930 334,600 322,333 310,292 430,164 Utilization 80% 73% 76% 53% 23% 27% 36% 45% 55% 58% 60% 65% 69% 52% Total Transaction Days 155,858,766 11,342,880 11,470,626 8,750,677 3,585,530 4,287,002 5,091,786 5,726,039 6,238,282 6,080,555 6,266,759 6,320,714 6,680,410 81,841,260 Total RPD (Excl. Retail Car Sales) $43.73 $42.76 $44.12 $40.93 $32.35 $35.89 $44.31 $45.77 $43.34 $39.17 $43.10 $40.93 $43.20 $41.94 Income Statement Total Revenue $6,938 $497 $519 $366 $121 $167 $246 $274 $280 $247 $279 $267 $297 $3,559 Vehicle Depreciation (1,656) (140) (145) (178) (173) (194) (41) (111) (99) (94) (90) (86) (83) (1,434) Vehicle Interest (323) (26) (26) (28) (28) (32) (29) (24) (20) (19) (17) (16) (15) (279) Vehicle Carrying Costs ($1,979) ($166) ($170) ($206) ($201) ($226) ($70) ($135) ($119) ($113) ($107) ($102) ($98) ($1,714) Total DOE ($4,146) ($340) ($336) ($293) ($215) ($160) ($185) ($223) ($240) ($229) ($243) ($235) ($232) ($2,933) DOE as % of Revenue 59.8% 68.5% 64.8% 80.1% 178.2% 95.8% 75.5% 81.6% 85.7% 93.0% 87.1% 88.0% 78.0% 82.4% Total SG&A ($491) ($38) ($42) ($36) ($29) ($19) ($15) ($15) ($13) ($14) ($15) ($16) ($19) ($271) SG&A as % of Revenue 7.1% 7.6% 8.1% 9.9% 24.1% 11.2% 6.2% 5.6% 4.8% 5.5% 5.5% 5.9% 6.3% 7.6% Total Expenses ($6,616) ($544) ($548) ($536) ($446) ($405) ($270) ($373) ($373) ($356) ($365) ($353) ($348) ($4,917) Total Operating Income $322 ($47) ($29) ($170) ($325) ($238) ($25) ($99) ($93) ($109) ($86) ($86) ($51) ($1,358) (+) Other Adjustments 156 13 16 19 62 32 25 19 27 29 37 38 34 350 Adj. EBITDA $478 ($34) ($13) ($151) ($263) ($206) $0 ($81) ($65) ($80) ($50) ($48) ($17) ($1,008) Month Ended, FY'20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 FY'21 Key Performance Indicators Average Vehicles 430,164 300,283 298,355 307,936 315,369 328,789 348,312 357,336 353,567 340,825 329,486 323,238 319,836 326,944 Utilization 52% 67% 78% 81% 81% 80% 82% 79% 80% 76% 80% 79% 78% 79% Total Transaction Days 81,841,260 6,250,832 6,552,100 7,729,502 7,701,316 8,134,092 8,535,456 8,765,379 8,737,747 7,797,505 8,136,940 7,697,136 7,721,131 93,759,136 Total RPD (Excl. Retail Car Sales) $41.94 $40.56 $41.35 $42.67 $43.07 $41.76 $43.28 $48.91 $46.43 $43.89 $44.17 $42.62 $44.40 $43.75 Income Statement Total Revenue $3,559 $258 $276 $336 $338 $346 $376 $437 $413 $348 $366 $334 $349 $4,177 Vehicle Depreciation (1,434) (80) (80) (82) (84) (88) (93) (96) (95) (91) (88) (86) (86) (1,050) Vehicle Interest (279) (14) (14) (15) (16) (17) (18) (19) (18) (17) (16) (16) (15) (195) Vehicle Carrying Costs ($1,714) ($94) ($94) ($97) ($100) ($105) ($112) ($114) ($113) ($109) ($104) ($102) ($101) ($1,245) Total DOE ($2,933) ($180) ($185) ($210) ($209) ($219) ($227) ($240) ($237) ($212) ($223) ($212) ($211) ($2,565) DOE as % of Revenue 82.4% 69.9% 67.0% 62.5% 62.0% 63.3% 60.5% 54.9% 57.4% 60.9% 60.8% 63.4% 60.4% 61.4% Total SG&A ($271) ($16) ($17) ($21) ($21) ($21) ($23) ($27) ($26) ($22) ($24) ($19) ($22) ($258) SG&A as % of Revenue 7.6% 6.2% 6.2% 6.2% 6.2% 6.2% 6.1% 6.1% 6.2% 6.2% 6.6% 5.7% 6.2% 6.2% Total Expenses ($4,917) ($291) ($296) ($328) ($330) ($345) ($362) ($381) ($376) ($342) ($351) ($333) ($333) ($4,069) Total Operating Income ($1,358) ($33) ($20) $8 $7 $1 $14 $56 $37 $6 $15 $1 $16 $108 (+) Other Adjustments 350 12 12 13 12 13 14 13 13 13 16 12 13 156 Adj. EBITDA ($1,008) ($20) ($8) $21 $20 $14 $28 $69 $50 $19 $30 $13 $28 $263 Note: Assumes cash interest payments are paid by drawing on LC until exhausted. Assumes HVF III facility carries a 80% advance rate and 4.0% interest rate 41

Strictly Confidential VEHICLE SUMMARY – U.S. RAC Subject to CA / NDA Month Ended, FYE 12/31 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Vehicle Utilization 45% 55% 58% 60% 65% 69% 67% 78% 81% 81% 80% 82% 79% 80% 76% 80% 79% 78% HVF II Facility Summary Risk Vehicles Beginning Risk Vehicles 422,331 349,430 334,151 322,908 310,816 299,672 287,663 273,027 255,325 238,460 221,594 208,617 195,641 182,664 166,327 149,989 141,428 132,866 (+) Prepaid Deliveries - - - - - - - - - - - - - - - - - - (-) Risk Deletions (72,901) (15,279) (11,243) (12,092) (11,144) (12,009) (14,636) (17,702) (16,866) (16,866) (12,977) (12,977) (12,977) (16,338) (16,338) (8,561) (8,561) (8,561) Ending Risk Vehicles 349,430 334,151 322,908 310,816 299,672 287,663 273,027 255,325 238,460 221,594 208,617 195,641 182,664 166,327 149,989 141,428 132,866 124,305 Program Vehicles Beginning Program Vehicles 28,695 26,402 24,857 17,944 17,532 16,645 16,603 10,550 5,275 - - - - - - - - - (+) Prepaid Deliveries - - - - - - - - - - - - - - - - - - (-) Program Deletions (2,293) (1,545) (6,913) (412) (887) (42) (6,053) (5,275) (5,275) - - - - - - - - - Ending Program Vehicles 26,402 24,857 17,944 17,532 16,645 16,603 10,550 5,275 - - - - - - - - - - HVF II Beginning Vehicles 451,026 375,832 359,008 340,852 328,348 316,317 304,266 283,577 260,600 238,460 221,594 208,617 195,641 182,664 166,327 149,989 141,428 132,866 HVF II Ending Vehicles 375,832 359,008 340,852 328,348 316,317 304,266 283,577 260,600 238,460 221,594 208,617 195,641 182,664 166,327 149,989 141,428 132,866 124,305 HVF II Average Vehicles 413,429 367,420 349,930 334,600 322,333 310,292 293,922 272,089 249,530 230,027 215,106 202,129 189,152 174,495 158,158 145,708 137,147 128,586 HVF III Facility Summary Risk Vehicles Beginning Risk Vehicles - - - - - - - 8,000 26,000 46,000 56,000 86,000 103,500 121,000 127,500 137,500 147,500 156,000 (+) Risk Additions - - - - - - 8,000 18,000 20,000 10,000 30,000 17,500 17,500 6,500 10,000 10,000 8,500 8,500 (-) Risk Deletions - - - - - - - - - - - - - - - - - - Ending Risk Vehicles - - - - - - 8,000 26,000 46,000 56,000 86,000 103,500 121,000 127,500 137,500 147,500 156,000 164,500 Program Vehicles Beginning Program Vehicles - - - - - - - 4,722 13,810 31,002 37,683 47,683 55,183 56,683 52,961 47,373 35,182 33,500 (+) Program Additions - - - - - - 4,722 9,088 17,192 6,682 10,000 7,500 1,500 1,000 3,500 5,000 5,000 5,000 (-) Program Deletions - - - - - - - - - - - - - (4,722) (9,088) (17,192) (6,682) (10,000) Ending Program Vehicles - - - - - - 4,722 13,810 31,002 37,683 47,683 55,183 56,683 52,961 47,373 35,182 33,500 28,500 HVF III Beginning Vehicles - - - - - - - 12,722 39,810 77,002 93,683 133,683 158,683 177,683 180,461 184,873 182,682 189,500 HVF III Ending Vehicles - - - - - - 12,722 39,810 77,002 93,683 133,683 158,683 177,683 180,461 184,873 182,682 189,500 193,000 HVF III Average Vehicles - - - - - - 6,361 26,266 58,406 85,342 113,683 146,183 168,183 179,072 182,667 183,777 186,091 191,250 Total Average Vehicles 413,429 367,420 349,930 334,600 322,333 310,292 300,283 298,355 307,936 315,369 328,789 348,312 357,336 353,567 340,825 329,486 323,238 319,836 Memo - Vehicle Costs Risk. GrossRisk Capvehicle Cost net cap cost $-of ~$23K$- $- $- $- $- $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 $31,203 HVF. ProgramII Risk Deletion vehicle Sales Price gross18,903 cap cost14,359 of ~$35K23,409 22,972 22,182 15,100 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 15,000 HVF III Risk Deletion Sales Price - - - - - - 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 18,064 Program Gross Cap Cost - - - - - - 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 35,221 Program Deletion Sales Price 32,893 34,310 35,655 41,581 39,671 52,180 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 32,509 42

Strictly Confidential Subject to CA / NDA Appendix

Strictly Confidential Subject to CA / NDA Management Team

Strictly Confidential HERTZ LEADERSHIP Subject to CA / NDA Paul E. Stone, President and Chief Executive Officer Mr. Stone has served as President and Chief Executive Officer and as a director of Hertz since May 2020. Mr. Stone previously served as Executive Vice President and Chief Retail Operations Officer North America of Hertz from March 2018 to May 2020. From November 2015 to December 2017, Mr. Stone served as the Chief Retail Officer at Cabela’s Inc., an outdoor outfitter retail company. Prior to joining Cabela’s Inc., Mr. Stone spent 28 years growing his career with Sam’s Club, a retail warehouse subsidiary of Walmart Inc., a multinational retail corporation. His most-recent position with Sam's Club was as Senior Vice President - West Division from 2007 to 2015, where he led operations upwards of 200 locations with more than 30,000 employees. Richard E. Esper, Executive Vice President and Chief Financial Officer Mr. Esper has served as Chief Financial Officer since August 2020. Prior to this role, he served as Senior Vice President and Chief Accounting Officer of Hertz from November 2018 to August 2020. He previously served as Vice President and Controller of the Company beginning March 2018. From July 2010 to March 2018, Mr. Esper held a variety of financial leadership roles with Norwegian Cruise Line Holdings Ltd., a worldwide cruise line company, most recently as Vice President, Brand Finance & Strategy, and Vice President and Controller. Mr. Esper is also a Certified Public Accountant. 45

Strictly Confidential HERTZ LEADERSHIP (CONT’D) Subject to CA / NDA Kenny Cheung Scott Massengill Darren Arrington M. David Galainena Executive Vice President of Senior Vice President & Treasurer Executive Vice President, Executive Vice President Finance, Chief Operational Revenue Management General Counsel & Secretary Finance & Restructuring Officer and Fleet Acquisition Angela Brav Joe McPherson Opal G. Perry Laura Smith President of International Executive Vice President Executive Vice President Executive Vice President North America Operations Chief Information Officer Global Marketing And Customer Experience Office 46

Strictly Confidential Subject to CA / NDA Cost Cutting Actions

Strictly Confidential STRATEGIC INITIATIVES – Subject to CA / NDA BIG 4 INITIATIVES DOE COST OUT ACTIONS Driving Cost Out…Total DOE ~$1.2B Annual Savings Dynamics Labor Costs1 Maintenance2 . RoY spend in line with transactions ($0.4B) ($0.06B) . Big 4 Initiatives…~($0.58B) Q2 Actual Q2 Actual (36%) (33%) (60%) (70%) . Drive accountability, drive cost out… setup for 2021 YoY YoY $1.2 $1.2 $0.2 $0.2 . Labor Costs ($0.4B) YoY $0.8 $0.1  Right-sized staff in response to current demand  Reorganization . Maintenance ($0.06B) YoY  Stopped non-critical work Net Collisions Theft and Recovery  Fleet deletion plan to capture profitable revenue Q2 ($0.05B) Q2 Actual ($0.02B) . Net Collisions ($0.05B) YoY Actual (22%) (56%) YoY (21%) (29%) ex RSW fire  Process implemented to further drive savings from YoY $0.25 $0.08 damage liquidation sales $0.21 $0.19 $0.06 . Theft and Recovery ($0.02B) YoY $0.04  Chip and Pin rollout  Review of debit card policy in high risk areas 2018 Actuals 2019 Actuals 2020 Outlook 1. Labor Costs includes Field Personnel, Internal & Outsourced Transporters, and Agency Commissions Concessions 2. Maintenance includes Car Washing Equipment 48

Strictly Confidential Subject to CA / NDA Capital Structure

Strictly Confidential CURRENT CAPITAL STRUCTURE Subject to CA / NDA As of 5/22/2020, All non-U.S. facilities estimated in USD. Does not include interest accrued following the petition date ($ in millions) Amount Outstanding Non-Vehicle Debt Senior RCF $615 Senior Term Loan 656 Total First Lien Debt $1,271 7.625% Senior Second Priority Secured Notes $350 Total Secured Debt $1,621 6.250% Senior Notes due 2022 500 5.500% Senior Notes due 2024 800 7.125% Senior Notes due 2026 500 6.000% Senior Notes due 2028 900 Promissory Notes 27 Total Corporate Debt $4,348 Vehicle Debt HVF II U.S. ABS Program $10,893 Donlen U.S. ABS Program 1,592 U.S. Vehicle RCF 93 European Vehicle Notes 794 European ABS Program 650 Hertz Canadian Securitization 251 Donlen Canada Securitization 27 Australian Securitization 149 New Zealand RCF 46 U.K. Financing Facility 229 Total Vehicle Debt $14,724 Total Debt $19,072 Note: Assumes Company is able to renew outstanding, but undrawn letters of credit 50

Strictly Confidential Subject to CA / NDA Used Car Market Overview

Strictly Confidential U.S. RAC - USED CAR VALUES Subject to CA / NDA AND YTD MMR FLEET VALUATION . Used car values have re-bounded and are well above pre-COVID levels Manheim Used Vehicle Index Manheim Rental Index NADA Auction vs Retail 150 16,800 110 16,400 105 +1% 145 +6% +3% +6% 16,000 100 140 15,600 95 135 15,200 90 14,800 130 14,400 85 X Pre-Covid 125 14,000 80 Jul Jul Apr Apr Oct Oct Jan Jan Jun Jun Mar Mar Feb Feb 2/7 3/6 4/3 5/1 Nov Nov Sep Dec Sep Dec Aug Aug May May 1/24 2/21 3/20 4/17 5/15 5/29 6/26 7/10 2018 2019 2020 2018 2019 2020 6/12 Auction Prices Used Retail Prices WoW MMR Change for 2020 (Week of Sale Week, mix adjusted*) +4% $16,298 $15,686 $15,620 $490 $454 $327 $326 $346 $328 $184 $269 $167 $163 (15%) $74 ($74) ($94) ($205) ($333) ($387) 2018 MMR 2019 MMR 2020 MMR ($630) ($587) 3/16 3/23 3/30 4/6 4/13 4/20 4/27 5/4 5/11 5/18 5/25 6/1 6/8 6/15 6/22 6/29 7/6 7/13 * Mix represents cars currently in Car Sales inventory. Only MY 2018, 2019 and 2020. Excludes Dream, Prestige and other specially car classes. Prior year values are for same trim one model year prior. 52

Strictly Confidential Subject to CA / NDA Organizational Chart

ORGANIZATION CHART

Strictly Confidential
Subject to CA / NDA

Hertz Global Holdings, Inc.
and its Debtor and Non-Debtor Affiliates


Hertz Global Holdings, Inc. (DE)[a]
Rental Car Intermediate Holdings, LLC (DE)
The Hertz Corporation (DE)
HVF II GP Corp (DE)
Hertz Transporting, Inc. (DE)
Hertz Aircraft, LLC (DE)
Firefly Rent A Car LLC (DE)
Hertz Vehicle Sales Corporation (DE)
Navigation Solutions LLC (DE)
Donlen Corporation (Illinois)
Hertz Technologies, Inc. (DE)
Executive Ventures Ltd. (DE)
Hertz Car Sales LLC (DE)
Hertz Corp. Ctr. Prop. Owners' Ass'n, Inc. (Florida)[N]
Hertz System, Inc. (DE)
HIRE (Bermuda) Limited
Hertz International Ltd. (DE)
Smartz Vehicle Rental Corporation (DE)
Hertz Dealership One LLC (DE)
Hertz Funding Corp. (DE)
Hertz Vehicle Financing LLC (DE)
Hertz General Interest LLC (DE)
Hertz Global Services Corporation (DE)
Hertz Local Edition Corp. (DE)
Rental Car Group Company, LLC (DE)
Hertz Vehicle Financing II LP (DE)[E]
Donlen FSHCO Company (DE)
Hertz Fleet Lease Funding LP (DE)[J]
Hertz Fleet Lease Funding Corp. (DE)
Donlen Trust (DE)
Donlen Mobility Solutions, Inc. (Illinois)
DNRS II LLC (DE)
DNRS LLC (DE)
Hertz Vehicles LLC (DE)
Hertz Local Edition Transporting, Inc. (DE)
Dollar Thrifty Automotive Group, Inc. (DE)
Donlen Fleet Leasing, Ltd. (Canada)
Hertz Claim Management S.L. (Spain)
Dan Ryan Car Rentals Limited (Ireland)[O]
Hertz New Zealand Holdings Limited
Hertz Asia Pacific Pte. Ltd. (Singapore)
Hertz Asia Pacific (Japan), Ltd.
Hertz NL Holdings Inc. (DE)
Hertz Holdings Netherlands BV (Netherlands)
Hertz Do Brazil Ltda. (Brazil)[P]
Hertz Puerto Rico Holdings, Inc. (Puerto Rico)
Hertz Investments Ltd. (DE)
Donlen Canada Fleet Funding Corporation
Donlen Canada Fleet Funding LP[S]
Tourism Enterprises Limited (New Zealand)
Hertz New Zealand Limited (New Zealand)
Puerto Ricancars, Inc. (Puerto Rico)
International Fleet Financing No. 2 BV (Netherlands)
Hertz International Treasury Ltd (Ireland)
Hertz France SAS (France)
Hertz International RE Limited (Ireland)
Apex Processing Limited (Ireland)
Hertz Asia Pacific Korea Ltd.
Hertz Car Rental Consulting (Shanghai) Co. Ltd (China)
Hertz Investment (Holdings) Pty. Limited (Australia)
Hertz Fleet Limited (Ireland)
Hertz Finance Centre Limited (Ireland)
Hertz Luxembourg S.a.r.l. (Luxembourg)
Hertz Belgium B.V. (Belgium)
Hertz Italiana S.r.l.
Stuurgroep Holland B.V. (Netherlands)
Hertz Claim Management B.V.B.A. (Belgium)
Hertz Claim Management B.V. (Netherlands)
CMGC Canada Acquisition ULC (Canada)
Hertz Autopujcovna s.r.o. (C. Republic)
Hertz Management Services Sarl (Switzerland)
Hertz Europe Service Centre Limited (Ireland)
Hertz Holdings III UK Limited (U.K.)
Hertz de Espana S.L. (Spain)
FCT Yellow Car (France)[Q]
Probus Insurance Company Europe DAC (Ireland)
Hertz Australia Pty. Limited (Australia)
Hertz Claim Management S.r.l. (Italy)
Hertz Fleet (ITALIANA) S.r.l (Italy) A
Van Wijk Beheer B.V. (Netherlands)
Hertz Automobielen Nederland B.V.
Stuurgroep Fleet (Netherlands) BV
Hertz Canada Limited
Hertz Autopozicovna s.r.o. (Slovakia)
Hertz (U.K.) Limited
Hertz Claim Management Limited (U.K.)
Hertz UK Receivables Ltd (U.K.)
ACE Rentals Cars Pty. Ltd (Australia)
HA Lease Pty. Ltd. (Australia)
Hertz Note Issuer Pty. Ltd (Australia)
Hertz Superannuation Pty. Ltd. (Australia)
Hertz Asia Pacific Pty. Ltd. (Australia)
HA Fleet Pty. Ltd. (Australia)
Van Wijk European Car Rental Serv. BV (Netherlands)
HC Limited Partnership (Canada)[C]
Hertz Canada Finance Co., Ltd. (Canada)
3216173 Nova Scotia Company (Canada)
HC (N.S.) Company (Canada)[L]
Hertz Accident Support Ltd. (U.K.)[K]
Daimler Hire Limited (U.K.)
Hertz Europe Limited (U.K.)
Hertz Vehicle Financing U.K. Limited (U.K.)
Hertz Monaco SAM
Hertz Claim Management GmbH (Germany)
Hertz Autovermietung GmbH (Germany)
RAC Finance, SAS (France)[H]
Eileo SAS (France)
Hertz Claim Management S.A.S. (France)
HC Vehicles Partnership (DE)[B]
DTG Operations, Inc. (Oklahoma)
Dollar Rent A Car, Inc. (Oklahoma)
Thrifty, LLC (Oklahoma)
Rental Car Finance LLC (Oklahoma)
HCE Limited Partnership (Canada)[D]
DTG Supply, LLC (Oklahoma)
Thrifty Car Sales, Inc. (Oklahoma)
Thrifty Insurance Agency, Inc. (Arkansas)
Thrifty Rent-A-Car System, LLC (Oklahoma)
Trac Asia Pacific, Inc. (UAE) (Oklahoma)
Dollar Thrifty Automotive Group Canada Inc. (Canada)
2240919 Ontario, Inc. (Canada)
2232560 Ontario, Inc. (Canada)
TCL Funding LP (Canada)[G]
DTG Canada Corp. (Canada)
DTGC Car Rental LP (Canada)[F]
Key
Debtor Entity
Non-Debtor Affiliate

A: 51% Hertz Italiana S.r.L.; 49% HHNBV
B: 50% HC Limited Partnership (LP); 49.95% Hertz Canada Limited (LP); 0.05% Hertz Canada (N.S.) Company (GP)
C: 98% Hertz Canada Limited (LP); 1% Hertz Canada (N.S.) Company (GP); 1% 3216173 Nova Scotia Company (GP)
D: 99.999990%% HC Vehicle Partnership (LP); 0.0000048% each - Hertz Canada Limited (LP) and Hertz Canada (N.S.) Company (GP)
E: 99.9% THC; 0.1% HVF GP II
F: 99.999% TCL Funding LP (LP); 0.001% 2232560 Ontario Inc. (GP)
G: 99.99% DTAG Canada Inc. (GP); 0.01% 2240919 Ontario Inc. (LP)
H: 1 share held by The Hertz Funding France Trust (Hertz France SAS: 99.972973%; Hertz Funding France Trust: 0.027027%)
J: 99.5% Donlen Corporation (LP); 0.5% Hertz Fleet Lease Funding Corp. (GP)
K: f/k/a CCL Vehicle Rentals, Ltd.
L: f/k/a 3198872 Nova Scotia Company
M: 99.9% Hertz International Ltd. (LP); 0.1% Hertz NL Holdings, Inc. (GP)
N: Nonprofit entity under FL law serving as association governing plots of land owned in Estero
O: 50% HIL; 50% THC
P: THC owns 2 shares of Hertz do Brazil
Q: FCT is a French SA licensed as a portfolio management company and is not owned by Hertz (part of French ABS)
R: f/k/a Hertz Rental Car Holding Company, Inc.
S: 99% Donlen Fleet Leasing Ltd. (LP); 1% Donlen Canada Fleet Funding Corporation

Hertz | dollar. CAR RENTAL | Thrifty CAR RENTAL | DONLEN A Hertz Company

54

Strictly Confidential Subject to CA / NDA Unencumbered Asset Overview September 2020

Strictly Confidential DISCLAIMERS Subject to CA / NDA THIS DOCUMENT HAS BEEN PREPARED BY HERTZ AND IS FOR INFORMATION PURPOSES ONLY. BY ACCEPTING THIS DOCUMENT, YOU HEREBY ACKNOWLEDGE THAT (A) THE INFORMATION CONTAINED HEREIN (THE "CONFIDENTIAL INFORMATION") MAY CONTAIN NON-PUBLIC INFORMATION RELATING TO THE HERTZ CORPORATION (“HERTZ”), HERTZ GLOBAL HOLDINGS, INC. (“HGH" OR "HERTZ GLOBAL”), THE ULTIMATE PARENT COMPANY OF HERTZ, AND THEIR AFFILIATES (COLLECTIVELY, THE "COMPANIES"); AND (B) THE CONFIDENTIAL INFORMATION IS PROVIDED AS OF THE DATE OF THIS PRESENTATION, AND NONE OF THE PARTIES DISCLOSING SUCH INFORMATION HAS ANY DUTY TO UPDATE SUCH CONFIDENTIAL INFORMATION AT ANY TIME. YOU ALSO AGREE THAT (A) THE CONFIDENTIAL INFORMATION IS SUBJECT TO CA/NDA; (B) YOU WILL NOT DISCLOSE, FORWARD, RELEASE OR DISTRIBUTE THE CONFIDENTIAL INFORMATION TO ANY THIRD PARTY OTHER THAN YOUR REPRESENTATIVES WHO HAVE A NEED TO KNOW SUCH CONFIDENTIAL INFORMATION, WHO HAVE BEEN INFORMED OF THE CONFIDENTIAL NATURE OF SUCH CONFIDENTIAL INFORMATION AND WHO ARE LEGALLY BOUND TO OBSERVE THE CONFIDENTIALITY PROVISIONS DESCRIBED HEREIN; (C) YOU WILL NOT RELY ON THE CONFIDENTIAL INFORMATION; (D) UNDER NO CIRCUMSTANCES WILL THIS CONFIDENTIAL INFORMATION CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO INVEST IN ANY TRANSACTION, PURCHASE ANY SECURITIES OR FORM THE BASIS OF ANY CONTRACT OR COMMITMENT WHATSOEVER AND (E) YOU WILL NOT ENGAGE IN ANY TRANSACTION INVOLVING ANY SECURITIES OF THE COMPANIES WHILE IN POSSESSION OF ANY NON-PUBLIC INFORMATION AS A RESULT OF YOUR RECEIPT OF THE CONFIDENTIAL INFORMATION UNLESS AND UNTIL SUCH NON-PUBLIC INFORMATION IS MADE PUBLIC. FURTHER, YOU WILL BE RESPONSIBLE AND HELD LIABLE FOR ANY BREACH OF THESE PROVISIONS, INCLUDING, WITHOUT LIMITATION, ANY BREACH BY ANY OF YOUR REPRESENTATIVES. THE INFORMATION CONTAINED HEREIN MAY BE SUPERSEDED IN ITS ENTIRETY BY FURTHER UPDATED MATERIALS AND/OR ONE OR MORE OFFERING CIRCULARS (THE "OFFERING CIRCULARS"), WHICH WILL BE PREPARED BY HERTZ. THE FUTURE PERFORMANCE OF HERTZ MAY DIFFER SIGNIFICANTLY FROM THE PAST PERFORMANCE OF HERTZ. THE COMPANIES MAKE NO REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN. THE INFORMATION PROVIDED MAY NOT REFLECT ALL INFORMATION KNOWN TO PROFESSIONALS IN EVERY BUSINESS AREA OF THE COMPANIES. CERTAIN DATA SET FORTH HEREIN HAS BEEN PROVIDED BY HERTZ BASED ON DATA OBTAINED FROM THIRD PARTIES. NEITHER HERTZ NOR ANY OF ITS AFFILIATES HAVE INDEPENDENTLY VERIFIED THE ACCURACY OF SUCH DATA. THIS INFORMATION IS NOT INTENDED TO PROVIDE AND SHOULD NOT BE RELIED UPON FOR ACCOUNTING, LEGAL OR TAX ADVICE OR INVESTMENT RECOMMENDATIONS. YOU SHOULD CONSULT YOUR OWN COUNSEL, TAX, ACCOUNTANT, REGULATORY AND OTHER ADVISORS AS TO THE LEGAL, TAX, ACCOUNTING, REGULATORY, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF ANY NOTES THAT MAY BE OFFERED. INFORMATION REGARDING THE COMPANIES HAS BEEN PROVIDED BY THE COMPANIES, AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY ANY OTHER PERSON OR ITS AFFILIATES. THIS INFORMATION WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS. 1

Strictly Confidential DISCLAIMERS (CONT’D) Subject to CA / NDA Hertz Global Overview Hertz Global Holdings, Inc. is the top-level holding company of The Hertz Corporation. The Companies operate their vehicle rental business globally, primarily through the Hertz, Dollar and Thrifty brands, and operates its fleet leasing and management business through its Donlen subsidiary. Hertz Global has three reportable segments as follows: U.S. RAC - Rental of vehicles, as well as sales of value-added services, in the United States; International RAC - Rental and leasing of vehicles, as well as sales of value-added services, internationally; and All Other Operations - Primarily comprised of our Donlen business, which provides vehicle leasing and fleet management solutions in the United States and Canada. In addition to the above reportable segments, Hertz Global has corporate operations. Amounts shown in this presentation, unless otherwise indicated, are for The Hertz Corporation. Non-GAAP Measures Adjusted Corporate EBITDA, Net Non-vehicle Debt, and Net First Lien Non-vehicle Debt are not a recognized measurement under generally accepted accounting principles in the United States (“GAAP”). When evaluating the Company's operating performance, investors should not consider Adjusted Corporate EBITDA in isolation of, or as a substitute for, measures of the Company's financial performance as determined in accordance with GAAP, such as net income (loss) or income (loss) before income taxes. Management uses Adjusted Corporate EBITDA as an operating performance metric for internal monitoring and planning purposes, including the preparation of the Company's annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions, profitability and performance trends. Further, Adjusted Corporate EBITDA enables management and investors to isolate the effects on profitability of operating metrics most meaningful to the business of renting and leasing vehicles. It also allows management to assess the performance of the entire business on the same basis as its reportable segments. Adjusted Corporate EBITDA is also utilized in the determination of certain executive compensation. Adjusted Corporate EBITDA is calculated as net income or loss attributable to Hertz as adjusted to eliminate the impact of GAAP income tax, non-vehicle depreciation and amortization, net non-vehicle debt interest, vehicle debt-related charges and losses, restructuring and restructuring related charges, goodwill, intangible and tangible asset impairments and write-downs, information technology and finance transformation costs and certain other miscellaneous items. Adjusted Corporate EBITDA is a non-GAAP measure. Net Non-vehicle Debt is calculated as non-vehicle debt as reported on our balance sheet, excluding the impact of unamortized debt issue costs, discounts and premiums associated with non-vehicle debt, less cash and cash equivalents. Non-vehicle debt consists of our Senior Term Loan, Senior RCF, Letter of Credit Facility, Existing Senior Notes, Senior Secured Second Priority Notes, Promissory Notes and certain other non-vehicle indebtedness of our domestic and foreign subsidiaries. Net First Lien Non-vehicle Debt consists of debt secured by a first priority lien in the collateral. Net Non-vehicle Debt and Net First Lien Non-Vehicle Debt is important to management and investors as it helps measure our net corporate leverage. Net Non-vehicle Debt and Net First Lien Non-vehicle Debt also assists in the evaluation of our ability to service our non-vehicle debt without reference to the expense associated with the vehicle debt, which is collateralized by assets not available to lenders under the non-vehicle debt facilities. The following information constitutes forward-looking statements. Actual results of operations may differ materially from the information contained in these forward- looking statements based on a number of factors, including, without limitation, those set forth under “Forward-Looking Statements.” 2

Strictly Confidential DISCLAIMERS (CONT’D) Subject to CA / NDA Forward-Looking Statements Certain statements contained in this presentation, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative. Important factors that could affect the Company’s actual results and cause them to differ materially from those expressed in forward-looking statements include, among others, those that may be disclosed, revised or supplemented from time to time in subsequent reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission ("SEC"). Among other items, such factors could include: our ability to navigate the Chapter 11 process, including obtaining Bankruptcy Court approval for certain requirements, complying with and operating under the requirements and constraints of the Bankruptcy Code, negotiating and consummating a Chapter 11 plan, developing, funding and executing our business plan and continuing as a going concern; our ability to maintain a listing of our common stock on the New York Stock Exchange; the value of our common stock due to the Chapter 11 process; levels of travel demand, particularly with respect to business and leisure travel in the United States and in global markets; the length and severity of the COVID-19 pandemic and the impact on our vehicle rental business as a result of travel restrictions and business closures or disruptions; the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic factors; general economic uncertainty and the pace of economic recovery, including in key global markets, when the COVID-19 pandemic subsides; our ability to successfully restructure our substantial indebtedness or raise additional capital; our post- bankruptcy capital structure; our ability to maintain an effective employee retention and talent management strategy and resulting changes in personnel and employee relations; the recoverability of our goodwill and indefinite-lived intangible assets when performing impairment analysis; our ability to dispose of vehicles in the used-vehicle market, use the proceeds of such sales to acquire new vehicles and to reduce exposure to residual risk; actions creditors may take with respect to the vehicles used in the rental car operations; significant changes in the competitive environment and the effect of competition in our markets on rental volume and pricing, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in our rental operations accordingly; increased vehicle costs due to declining value of our non-program vehicles; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning vehicles and to refinance our existing indebtedness; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, the fact that substantially all of our consolidated assets secure certain of our outstanding indebtedness and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our senior credit facilities and letter of credit facilities, our outstanding unsecured senior notes, our outstanding senior second priority secured notes and certain asset-backed and asset-based arrangements; our ability to access financial markets, including the financing of our vehicle fleet through the issuance of asset-backed securities; fluctuations in interest rates, foreign currency exchange rates and commodity prices; our ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); our ability to prevent the misuse or theft of information we possess, including as a result of cyber security breaches and other security threats; our ability to adequately respond to changes in technology, customer demands and market competition; our ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles we purchase; our recognition of previously deferred tax gains on the disposition of revenue earning vehicles; financial instability of the manufacturers of our vehicles, which could impact their ability to fulfill obligations under repurchase or guaranteed depreciation programs; an increase in our vehicle costs or disruption to our rental activity, particularly during our peak periods, due to safety recalls by the manufacturers of our vehicles; our ability to execute a business continuity plan; our access to third-party distribution channels and related prices, commission structures and transaction volumes; our ability to retain customer loyalty and market share; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws, our ability to repatriate cash from non-U.S. affiliates without adverse tax consequences, our exposure to fluctuations in foreign currency exchange rates and our ability to effectively manage our international operations after the United Kingdom's withdrawal from the European Union; a major disruption in our communication or centralized information networks; a failure to maintain, upgrade and consolidate our information technology systems; costs and risks associated with litigation and investigations or any failure or inability to comply with laws and regulations or any changes in the legal and regulatory environment, including laws and regulations relating to environmental matters and consumer privacy and data security; our ability to maintain our network of leases and vehicle rental concessions at airports in the U.S. and internationally; our ability to maintain favorable brand recognition and a coordinated branding and portfolio strategy; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations, where such actions may affect our operations, the cost thereof or applicable tax rates; risks relating to our deferred tax assets, including the risk of an "ownership change" under the Internal Revenue Code of 1986, as amended; our exposure to uninsured claims in excess of historical levels; risks relating to our participation in multiemployer pension plans; shortages of fuel and increases or volatility in fuel costs; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, and which could have an effect on operating results. Additional information concerning these and other factors can be found in the Company's filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise. 3

ILLUSTRATIVE OVERVIEW OF POTENTIAL UNENCUMBERED ASSET CATEGORIES

Strictly Confidential
Subject to CA / NDA

- The 1L/2L creditors have reserved rights with respect to the scope of their collateral and may contend (or have contended) that the below categories are their collateral

Unencumbered Cash	▪ Cash in deposit accounts and money market funds ▪ Cash proceeds from postpetition rentals ▪ Both amounts of cash proceeds and accounts receivable are subject to legal dispute with 1L/2L lenders. With respect to the amounts held in money market funds, the Company contends that, to the extent such cash is subject to the 1L/2L lenders' lien, such lien is avoidable
Sidecar Facility Collateral	▪ Repayment of Sidecar Facility resulted in approximately ~$22 million of unencumbered residual value (cash in previously segregated Sidecar account and now-unencumbered Sidecar vehicles) – Sidecar Facility repaid in full on August 12
Foreign Equity Interests	▪ In light of recent changes to U.S. tax laws, the unpledged 35% of foreign equity that is encumbered and 100% of foreign equity that is unencumbered could be pledged (subject to ongoing tax diligence) ▪ Examples of unencumbered foreign subsidiaries, the equity of which may be pledged subject to local law analysis and other considerations, are: – Hertz Holdings Netherlands B.V. – Hertz Canadian entities (i.e. HC Vehicles Partnership and DTGC Car Rental, LP) – HIRE Bermuda
Domestic Equity Interests	▪ Equity in HVF Vehicle Financing II and Hertz Fleet Lease Funding, respectively, could potentially be pledged ▪ Equity in new fleet financing facility
Domestic Real Property	▪ Properties with fair market value of less than $6 million individually are unencumbered (estimated $80 million of value in the aggregate)
Commercial Tort Claims	▪ Various litigation claims asserted or assertable by the Company
Miscellaneous	▪ Inventory ▪ Leasehold improvements ▪ Leased property which could be cumbersome to pledge (subject to required lessor consents)

Note: 1L/2L lenders have reserved rights with respect to the extent of their liens on prepetition collateral, and have silent, junior adequate protection liens on all assets to the extent of any diminution in value of their collateral, if any

4

Strictly Confidential ILLUSTRATIVE OVERVIEW OF Subject to CA / NDA POTENTIAL ENCUMBERED ASSET CATEGORIES . The Debtors, the Official Committee of Unsecured Creditors, and the Ad Hoc Noteholder Group have reserved rights with respect to collateral and may contend (or have contended) that the following categories of collateral are unencumbered . Cash proceeds from prepetition rentals and Donlen fleet management fees Encumbered Cash ― Cash proceeds are subject to legal dispute with by Company, Unsecured Creditors Committee and Unsecured Notes Intellectual Property . Certain trademarks, copyrights, and patents owned by the obligors Vehicle Rental . Airport leases and other concession rights Concession Rights . Includes certain securities owned by the Debtors Investment Property . Amounts held in money market account are subject to legal dispute . Equity in subsidiaries that are pledged under the various collateral agreements may be further encumbered by a Equity Pledges junior lien . Domestic real property Real Property . Foreign real property . Fixtures Miscellaneous . All contracts general intangibles related to the forgoing pre-petition vehicle rentals, and fleet management services 5

UNENCUMBERED ASSET OVERVIEW

Strictly Confidential
Subject to CA / NDA

($ in mm)

Equity Interest in HVF II

- As of September 2020 the fair market value based on NADA and Black Book of the risk fleet represented ~115% of ABS NBV

Fair Market Value Basis ($M)	
	9/8/2020
Risk FMV Marks	$6,929
Program Contract Value	784
Program A/R	40
Cash in HVF II	401
Total Asset Value	$8,154
Outstanding Debt	
ABS Note Principal Balance (Excl. Class RR)	$6,771
(+) Class Risk Retention Notes	547
Total ABS Debt Outstanding	$7,318
Implied Equity Value (Over Collateralization)	$835

Implied Equity - HVF / HVF II Structure	
Implied Equity Value - HVF	9/8/2020
Fleet Asset Value	$7,753
(-) Series 2013-G1 Loan Balance	(7,226)
Implied HVF Fleet Equity	$527
Implied Equity Value - HVF II	
Series 2013-G1 Loan Balance	$7,226
(-) HVF II ABS Debt, Net	(6,918)
Implied HVF II Fleet Equity	$308
Implied Equity Value (Over Collateralization)	$835

Equity Interest in New ABS Financing Facility

- ~[$500] million – ~[$1.0] billion based on value, financing structure and number of vehicles purchased in the new ABS structure

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

Note: 1L/2L lenders have reserved rights with respect to the extent of their liens on prepetition collateral, and have silent, junior adequate protection liens on all assets to the extent of any diminution in value of their collateral, if any

6

UNENCUMBERED ASSET OVERVIEW (**CONT'D**)

Strictly Confidential
Subject to CA / NDA

Post-Petition Receivables

- Total estimated post-petition debtor receivables at July 31, 2020 of ~$366 million
- Includes post-petition receivables aged less than 60 days
- Expectation for post-petition receivables to continue to increase as the Chapter 11 case progresses
  - Historical A/R balances of ~$410 million

Estimate for post-petition receivables ($ in mm)	0-60 days
Total THC Debtor Entities AR	$216
Total Other Debtor Entities AR	65
Donlen US	85
Donlen CA	1
Total Est. Post-Petition Debtor AR	$366

Domestic Real Property (FMV < $6mm)

- There are 40+ properties with a FMV below $6mm
- Properties represent various locations across the United States
- Total NBV of properties as of July 31, 2020 of ~$90 million

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL DONLEN A Hertz Company

Note: 1L/2L lenders have reserved rights with respect to the extent of their liens on prepetition collateral, and have silent, junior adequate protection liens on all assets to the extent of any diminution in value of their collateral, if any

7

Strictly Confidential UNENCUMBERED ASSET OVERVIEW (CONT’D) Subject to CA / NDA ($ in millions) Summary of Inventory Assets General Description of Property (Raw Materials, Work Net Book Value of Debtor Name in Progress, Finished Goods, Other Inventory or Debtor's Interest Supplies) (July 31, 2020) Dollar Thrifty Automotive Group Canada Inc. Fuel Inventory $0.2 DTG Operations, Inc. Parts and Supplies Inventory 0.0 DTG Operations, Inc. Tire Inventory 0.0 DTG Operations, Inc. Fuel Inventory 2.4 Hertz Canada Limited Parts and Supplies Inventory 0.0 Hertz Canada Limited Fuel Inventory 0.4 The Hertz Corporation Parts and Supplies Inventory 1.6 The Hertz Corporation Tire Inventory 0.3 The Hertz Corporation Other Inventory 0.1 The Hertz Corporation Fuel Inventory 11.0 Total $16.1 Note: 1L/2L lenders have reserved rights with respect to the extent of their liens on prepetition collateral, and have silent, junior adequate protection liens on all assets to the extent of any diminution in value of their collateral, if any 8

Strictly Confidential UNENCUMBERED ASSET OVERVIEW (CONT’D) Subject to CA / NDA ($ in millions) Summary of Leasehold Improvements Net Book Value Entity General Description Jul-20 DTG Operations, Inc. Leasehold Improvement $25.9 DTG Purchase Accounting Leasehold Improvement 0.1 Dollar Thrifty Automotive Group Canada Inc. Leasehold Improvement 0.2 Firefly Rent A Car LLC Leasehold Improvement 0.1 Hertz Canada Limited Leasehold Improvement 2.9 The Hertz Corporation Leasehold Improvement 148.5 Total $177.7 Note: 1L/2L lenders have reserved rights with respect to the extent of their liens on prepetition collateral, and have silent, junior adequate protection liens on all assets to the extent of any diminution in value of their collateral, if any 9